As filed with the Securities and Exchange Commission on March 2, 2011
1933 Act File No. [_________]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No. ____	|_|
Post-Effective Amendment No. ____	|_|

(Check appropriate box or boxes)

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
 (Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, PA 19103
 (Address of Principal Executive Offices) (Zip Code)

(800) 523-1918
(Registrant's Telephone Number, including Area Code)

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103
 (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practical after this Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares ($0.01 par value)	2,982,200	$12.99(1)	$38,738,778	$4,498

(1)	Average of high and low reported price for common stock of Delaware Investments Arizona Municipal Income Fund, Inc. on February 28, 2011.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

PROXY MATERIALS
Delaware Investments Arizona Municipal Income Fund, Inc. (NYSE Amex: VAZ)
Delaware Investments National Municipal Income Fund (NYSE Amex: VFL)

Dear Shareholder:

I am writing to let you know that a joint special meeting of shareholders of the closed-end registered investment companies listed above (the “Funds”) will be held at the offices of Stradley Ronon Stevens &Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on May 23, 2011 at 4:00 p.m. Eastern time.  The purpose of the meeting is to vote on an important proposal that affects the Funds and your investment.  As a shareholder, you have the opportunity to voice your opinion on certain matters that affect the Funds.  This package contains information about the proposal and the materials to use when voting by mail, by telephone, or through the Internet.

Please read the enclosed materials and cast your vote.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by each Fund’s Board of Trustees/Directors (the “Board”).  The Board, all but one of whose members are not affiliated with Delaware Investments, is responsible for protecting your interests as a shareholder.  The Board believes the proposal is in the best interests of the shareholders of both Funds.

Each Fund’s Board recommends that you vote FOR the proposal.

The proposal is described in greater detail in the enclosed Proxy Statement/Prospectus.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the website indicated on your proxy card, and follow the recorded or online instructions.

If you have any questions before you vote, please call Computershare Fund Services, Inc., the Funds’ proxy solicitor, at 877-520-8548, and they will be glad to help you get your vote in quickly.  You may also receive a telephone call from the solicitor reminding you to vote your shares.  Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne

Chairman

March [___], 2011

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS OF
Delaware Investments Arizona Municipal Income Fund, Inc. (NYSE Amex: VAZ)
and
Delaware Investments National Municipal Income Fund (NYSE Amex: VFL)
To be held on May 23, 2011

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2011: this proxy statement is available at
www.delawareinvestments.com/proxy.

To the Shareholders:

 NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of Delaware Investments Arizona Municipal Income Fund, Inc. (the “Target Fund”) and Delaware Investments National Municipal Income Fund (the “Acquiring Fund”) has been called by the Board of Directors of the Acquiring Fund and the Board of Trustees of the Target Fund.  The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on Monday, May 23, 2011 at 4:00 p.m. Eastern time.  The purpose of the Meeting is for each Fund:

To approve an Agreement and Plan of Acquisition (the “Agreement”) providing for (i) the acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.

Shareholders of record of the Funds as of the close of business on March 24, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope, or by voting by telephone or over the Internet.  Your vote is important.

By Order of the Board,

Patrick P. Coyne

Chairman

March [____], 2011

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

PROXY STATEMENT/PROSPECTUS

Dated March [__], 2011

Acquisition of Substantially All of the Assets of
Delaware Investments Arizona Municipal Income Fund, Inc. (NYSE Amex: VAZ)
By, and In Exchange For Shares of,
Delaware Investments National Municipal Income Fund (NYSE Amex: VFL)

This proxy statement/prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of Delaware Investments Arizona Municipal Income Fund, Inc. (the “Target Fund”) and Delaware Investments National Municipal Income Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on Monday, May 23, 2011 at 4:00 p.m. Eastern time.  The purpose of the Meeting is for each Fund:

To approve an Agreement and Plan of Acquisition (the “Agreement”) providing for (i) the acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.

A form of the Agreement is set forth in Exhibit A of this Proxy Statement/Prospectus.  If the shareholders of the Funds vote to approve the Agreement, substantially all of the assets of the Target Fund will be acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund (such transaction, the “Acquisition”).

The principal executive offices of the Funds are located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.  You can reach the offices of the Funds by telephone by calling 1-800-523-1918.

The Board of Directors or Trustees (the “Board”) of each Fund is soliciting these proxies.  If the shareholders of the Funds vote to approve the Agreement, each holder of common stock of the Target Fund (“Target Fund Shares”) will receive Acquiring Fund shares of beneficial interest (“Acquiring Fund Shares”) of equivalent aggregate net asset value (“NAV”) to the aggregate NAV of the Target Fund Shares they own.  No sales charge will be imposed on the Acquiring Fund Shares received in connection with the Acquisition, and the Acquisition is designed to be a tax-free reorganization.  After the Acquisition is completed, the Target Fund will be liquidated and dissolved.

Each Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The investment objective of the Acquiring Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital.  The investment objective of the Target Fund is to provide current income exempt from both federal income tax and from Arizona state personal income tax, consistent with the preservation of capital.  The Target Fund Shares and the Acquiring Fund Shares (together, “Shares”) are listed on NYSE Amex Equities (the “Exchange”), the successor to the American Stock Exchange, under the ticker symbols set forth above.  Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to each Fund.  The Board of each Fund believes that the Acquisition will benefit the shareholders of the Funds, as discussed further in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus will first be sent to shareholders on or about [                                                                                                                                ], 2011.  It sets forth concisely the information about the Acquiring Fund that a prospective investor ought to know before investing.  It should be retained for future reference.  A statement of additional information dated March [__], 2011 (the “SAI”) relating to this Proxy Statement/Prospectus is incorporated by reference into and is deemed part of this Proxy Statement/Prospectus.  Each Fund’s most recent shareholder report includes financial highlights for the Fund, which are hereby incorporated by reference into this Proxy Statement/Prospectus.  The SAI and other information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Funds at the address or phone number of its principal executive offices given above.  Reports, proxy materials and other information concerning the Funds can also be inspected at the Exchange.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ACQUIRING FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY.  THE ACQUIRING FUND SHARES INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested.  No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

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TABLE OF CONTENTS

PAGE
Summary
Key Features of the Funds
Key Features of the Acquisition
Tender Offer after Acquisition
Key Features of the Acquiring Fund and the Target Fund
Primary Consequences of the Acquisition
Primary Tax Consequences
Principal Risk Factors
Current and Pro Forma Fees
Information About the Acquisition
Material Features of the Acquisition
Terms of the Agreement
Description of Acquiring Fund Shares to be Issued
Board Considerations in Approving the Acquisition
Federal Income Tax Consequences
Comparison of Acquiring and Target Fund Shares
Existing and Pro Forma Capitalization
Information About the Funds
General Description
Management
Voting information
Revocability of Proxy
Persons Making the Solicitation
Voting Requirements
Principal Holders of Voting Securities
Interest of Certain Persons
Exhibit A: Form of Agreement and Plan of Acquisition

4 4 5 5 7 7 8 11 12 12 12 13 15 16 19 21 21 21 29 31 31 31 32 33 34 A-1

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SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus.  You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Form of Agreement (attached as Exhibit A).

Key Features of the Funds

The Acquiring Fund is organized as a Massachusetts business trust.  The Target Fund is organized as a Minnesota corporation.  Each Fund is registered as a closed-end investment company under the 1940 Act, and each Fund’s Shares trade on the Exchange.  As of January 31, 2011, the total assets of the Funds were as follows:

Fund	Total Net Assets
Target Fund	$39,608,820
Acquiring Fund	$30,478,729

Key Features of the Acquisition

The Board of each Fund has concluded that the Acquisition is in the best interests of such Fund’s shareholders and has determined that the interests of that Fund’s shareholders will not be diluted as a result of the Acquisition.  The Board of each Fund has approved submitting the Agreement to a vote of each Fund’s shareholders at the Meeting, and recommends that shareholders vote FOR approval of the Agreement.

The Acquisition

If the Agreement is approved, on the date that the Acquisition takes place (the “Closing Date”), the Acquiring Fund will acquire substantially all of the assets of the Target Fund, and shareholders of the Target Fund will then receive Acquiring Fund Shares in exchange for their Target Fund Shares (this event, the “Closing”).  The Target Fund will retain sufficient assets to pay off any remaining liabilities.  After provision has been made for any remaining liabilities to be paid off, the Target Fund will be dissolved.  For more information about the Acquisition, see the section below entitled “Information About the Acquisition.”

Acquiring Fund Shares

The Agreement provides that, on the Closing Date, holders of Target Fund Shares will receive Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund Shares they hold on the Closing Date.  As a result, the aggregate net asset value (but not necessarily market value) of a shareholder’s investment in Acquiring Fund Shares will be the same immediately after the Closing as the aggregate net asset value of such shareholder’s investment in Target Fund Shares immediately before the Acquisition.  Similarly, the

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Acquisition will have no effect on the aggregate net asset value (but not necessarily market value) of an Acquiring Fund shareholder’s investment.  This structure is designed to avoid any dilution in the investments of holders of either Fund’s Shares.  For more information about the Acquiring Fund Shares, see the section below entitled “Information About the Acquisition — Material Features of the Acquisition — Description of the Acquiring Fund Shares to be Issued.”

Tender Offer after Acquisition

The Board of the Acquiring Fund has also approved a tender offer by the Acquiring Fund after the Acquisition is approved by Shareholders of both Funds and completed (the “Tender Offer”).  Under the terms of the Tender Offer, the Acquiring Fund would offer to purchase for cash up to 18% of the then-outstanding Shares of the Acquiring Fund after the Acquisition at a per Share price equal to 99% of the Acquiring Fund’s NAV per Share at the expiration of the tender offer.

One consequence of the Tender Offer may be a higher expense ratio as certain fixed expenses are distributed over a smaller asset base, as the Acquiring Fund’s assets could be reduced by up to 18% after the Tender Offer.  A further consequence of the Tender Offer may be to reduce the discount of the NAV per Share of the Acquiring Fund’s Shares to the trading price of the Acquiring Fund’s Shares on the Exchange, although no assurance can be given as to the extent, if any, or duration of any such reduction in the discount.

In connection with the proposed Acquisition and the Tender Offer, Karpus Investment Management, Inc., a large institutional shareholder of the Target Fund that had previously submitted a conflicting Target Fund shareholder proposal, has agreed to withdraw such proposal and to support the approval of the Agreement and Acquisition.

The Acquiring Fund has not yet commenced the Tender Offer and will only commence the Tender Offer if the Acquisition is approved by shareholders of both Funds and is completed.  The Tender Offer will be made only by an offer to purchase, a related letter of transmittal and other documents that will be filed with the SEC as exhibits to a tender offer statement on Schedule TO.  This disclosure is not a recommendation, an offer to purchase or a solicitation of an offer to sell stock of the Acquiring Fund.  Because these Tender Offer documents will contain important information, each Fund’s shareholders are urged to read them carefully when they become available.  When filed with the SEC, those documents will be available free of charge at the SEC’s website, www.sec.gov.  Each Fund’s shareholders will also be able to obtain copies of these documents and other transaction-related documents, when available, by calling Delaware Investments toll-free at 800 523-1918.

Key Features of the Acquiring Fund and the Target Fund

Investment Objectives and Strategies

Investment Objectives.  The Funds have similar investment objectives.  The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with the preservation of capital.  The Target Fund’s investment objective is to provide current income exempt from both regular federal income tax and Arizona state personal income tax, consistent with the preservation of capital.  Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Fund’s Board without shareholder approval,

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although shareholders will receive advance notification of any change in a Fund’s investment objective.  There is no guarantee that a Fund will achieve its investment objective.

Investment Strategies.  The investment strategies of the Funds are similar, except for the Target Fund’s focus on Arizona investments.  As a fundamental policy, the Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets in securities the income from which is exempt from federal income tax.  As a fundamental policy, the Target Fund will, under normal circumstances, invest at least 80% of its net assets in investment grade municipal securities the income from which is exempt from federal income tax and from Arizona state personal income tax.  For purposes of these fundamental policies, “assets” means net assets plus the amount of any borrowings for investment  purposes, including preferred shares.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the relevant Fund.  The Acquiring Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax.  The Acquiring Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.  The Target Fund invests primarily in tax-exempt obligations of issuers in Arizona.  The Target Fund may also invest in securities of U.S. territories and possessions to the extent that these securities are tax-exempt under Arizona’s tax code.

Each Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years.  The Manager will adjust the average maturity of the bonds in each Fund’s portfolio to attempt to provide a current tax exempt income, consistent with preservation of capital.  Each Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio.  Each Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs.  Each Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.  These lower-rated bonds are often referred to as “high yield” or “junk” bonds, and are considered more speculative than higher rated, investment grade bonds.

The Funds generally invest in securities for income rather than seeking capital appreciation through active trading.  However, the Funds may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening

6

credit situation.  As a result, the Funds may realize losses or capital gains which could be taxable to shareholders.

For more information about the investment objectives and strategies of the Funds, see the section below entitled “Information About the Funds — General Description.”

Trading of Shares on the Exchange

Each Fund’s Shares trade on the Exchange.  Generally, an investor purchasing Fund Shares enters into a purchase transaction on the Exchange through a broker-dealer and thus indirectly purchases the Shares from a selling Fund shareholder.  A shareholder who sells Shares generally sells them on the Exchange through a broker-dealer, indirectly to another investor.  Unlike a mutual fund (also called an “open-end” fund), holders of Shares of a Fund generally do not purchase and sell Shares from and to the Fund, either directly or through an intermediary such as a broker-dealer.

Primary Consequences of the Acquisition

If the Acquisition is completed, the Acquiring Fund will acquire substantially all of the assets of the Target Fund and the Target Fund’s shareholders will become shareholders of the Acquiring Fund.  The Acquiring Fund will continue to operate as a closed-end fund managed by the Manager and investing its assets pursuant to the Acquiring Fund’s existing investment objectives and strategies.  Acquiring Fund Shares will continue to trade on the Exchange.

If the Acquisition is completed, the Target Fund will not hold an annual meeting in 2011.  If the Acquisition does not take place, the Target Fund’s Board will announce the date of the 2011 annual meeting for the Target Fund.  The Acquiring Fund will hold an annual meeting in 2011 regardless of whether the Acquisition is consummated.

The Board of the Acquiring Fund has approved a Tender Offer to take place after the Closing Date if the Acquisition is approved by shareholders and completed.  For more information about the Tender Offer, see the section above entitled “Tender Offer after Acquisition.”

If the Agreement is not approved by a Fund’s shareholders, the Board may consider alternative actions.

For more information about the Acquisition, see the section below entitled “Information About the Acquisition.”

Primary Tax Consequences

It is expected that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Acquisition.  After the Acquisition, shareholders living in the State of Arizona will lose the benefit of an Arizona state tax exemption to the extent that the Acquiring Fund invests in securities whose distributions are not exempt from Arizona state income tax.  Shareholders should consult their own tax advisor regarding the effect, if any, of the Acquisition in light of their individual circumstances. Shareholders should

7

also consult their tax advisor about state and local tax consequences, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences.  The discussions of tax consequences in this Proxy Statement/Prospectus are not intended or written to be used as, and should not be considered a substitute for, tax advice.  For more information about the Federal tax consequences of the Acquisition, see the section below entitled “Information About the Acquisition — Federal Income Tax Consequences.”

PRINCIPAL RISK FACTORS

The risks associated with an investment in the Funds are substantially similar. As with most investments, investments in a Fund involve risks, including the risk that shareholders may receive little or no return on their investment, and the risk that shareholders may lose part or all of the money they invest.  There can be no guarantee against losses resulting from an investment in a Fund, nor can there be any assurance that a Fund will achieve its investment objectives.  Whether a Fund achieves its investment objectives depends on market conditions generally and on the Manager’s analytical and portfolio management skills.  Before investing in a Fund, potential shareholders should carefully evaluate the risks.  Because of the nature of the Funds, shareholders should consider an investment in a Fund to be a long-term investment that typically provides the best results when held for a number of years.  Following are the principal risks that shareholders assume when investing in the Funds.  The only principal risk that applies to one Fund but not the other is geographic focus risk, which applies only to the Target Fund.

Geographic focus.  The Target Fund, but not the Acquiring Fund, is subject to geographic focus risk.  Geographic focus risk is the risk that a fund, such as the Target Fund, that focuses on investments from a particular state or region could be adversely affected by political and economic conditions in that state or region.  There is also a risk that there could be an inadequate supply of municipal securities in that state or region.  The Target Fund attempts to manage this risk by carefully monitoring the economy of Arizona, and in general the Manager believes that the market for Arizona municipal securities is currently broad enough to satisfy the Target Fund’s investment needs.  In addition, the Target Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds also pay income free of state income taxes.

The following principal risks apply to both Funds:

Interest rate risk.  Interest rate risk is the risk that securities will decrease in value if interest rates rise. This risk is greater for bonds with longer maturities than for those with shorter maturities.  Depending on the actual movements of interest rates and how well the Manager anticipates them, a Fund could experience a higher or lower return than anticipated.  The Funds do not try to increase return by predicting and aggressively capitalizing on interest rate moves. In an attempt to reduce interest rate risk, the Manager may adjust a Fund’s average duration based on its market outlook, especially on a longer term basis.

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Market risk.  Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence or heavy institutional selling.

Market price of shares.  Shares of closed-end investment companies such as the Funds frequently trade at a discount from their NAV, although it is also possible that they may trade at a premium above NAV.  This risk is distinct from the risk that a Fund’s NAV may decrease.  Whether shareholders realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the original purchase price for such Shares.  Because the market price for a Fund’s Shares is determined by the Fund’s NAV as well as the relative demand for and supply of Shares in the market, general economic and market conditions, and other factors beyond the control of a Fund, a Fund cannot control whether its Shares trade at a price equal to, above, or below their NAV.

High yield, high-risk municipal securities risks.  Each Fund may invest up to 20% of its assets in high yield municipal securities as described further in “Summary – Key Features of the Acquiring Fund and the Target Fund – Investment Objectives and Strategies” and in “Information About the Funds - General Description - Investment Strategies.”  Investing in such so-called “junk bonds” entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds.  High yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds.  A protracted economic downturn could adversely affect the value of outstanding bonds and the ability of high yield issuers to repay principal and interest.  In particular, for a high yield revenue bond, adverse economic conditions to the particular project or industry which backs the bond could pose a significant risk.  There is generally no established retail secondary market for high yield securities.  As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it, such as mutual funds and certain financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.  Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Business sector and security risks.  Business sector risk is the risk that the value of securities in a particular business sector will decline because of changing expectations for the performance of that business sector.  Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Each Fund may invest 25% or more of its total assets in a particular segment of the bond market such as the housing, healthcare and/or utility industries.  Each Fund may also invest 25% or more of its total assets in industrial development bonds.  Each Fund will generally focus its investments in a particular sector when the supply of bonds in other sectors does not suit the Fund’s investment needs.  This will expose a Fund to greater industry and security risk.

The Funds spread their assets across different types of municipal securities and among municipal securities representing different industries and regions (for the Acquiring Fund,

9

throughout the country, and for the Target Fund, throughout Arizona) in order to attempt to minimize the impact that a poorly performing security or business sector would have on a Fund.  The Manager also follows a rigorous selection process before choosing securities for a Fund.  Where the Manager feels there is a limited supply of appropriate investments, the Manager may focus a Fund’s investments in just a few industries. This will expose a Fund to greater business sector and security risk.

Credit risk.  Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.  In the case of municipal securities, issuers may be affected by poor economic conditions in their states.  The Manager conducts careful credit analysis of individual bonds.  The Funds also focus on high-quality bonds and limit their holdings of bonds rated below investment grade, and the Funds hold a number of different bonds in their portfolios.  All of this is designed to help reduce credit risk.

Call risk. Call risk is the risk that a bond issuer will prepay the bond during periods of low interest rates, forcing an investor to reinvest his or her money at interest rates that might be lower than rates on the called bond.  The Manager takes into consideration the likelihood of prepayment when it selects bonds and, in certain environments, the Manager may look for bonds that have protection against early prepayment.

Alternative minimum tax risk. If a Fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the Fund’s distributions would be taxable for shareholders who are subject to this tax.  Under normal circumstances, each Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax.

Tax reclassification risk.  While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the Internal Revenue Service (IRS), or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free.  Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.  In addition, such reclassifications or actions could cause the value of a security, and therefore the value of a Fund’s Shares, to decline.

Government and regulatory risks.  Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.  Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures.  For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a Fund.

More information on these and other risks of an investment in the Funds is included in the SAI.

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CURRENT AND PRO FORMA  FEES

The purpose of the tables below is to assist shareholders in understanding and comparing the various costs and expenses that they will bear directly or indirectly as a holder of Acquiring Fund Shares, both before and after the Acquisition.

Fees and Expenses for Acquiring Fund Shares
and Target Fund Shares

	Actual*		Pro Forma**
	Target Fund	Acquiring Fund	Acquiring Fund After the Acquisition
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees	0.40%	0.40%	0.40%
Transfer Agent Fees	0.03%	0.06%	0.03%
Other Expenses	0.15%	0.17%	0.13%
Total Annual Fund Operating Expenses	0.58%	0.63%	0.56%

*	Information for the Funds is provided for their fiscal year ended March 31, 2010.
**
Pro forma expenses after the Acquisition based on current and anticipated Acquiring Fund expenses, excluding the estimated costs of the Acquisition to be borne by the Funds.  For more information on the estimated expenses of the Acquisition, please see “Information About the Acquisition – Terms of the Agreement.  The pro forma combined expenses are based on the average net assets of the Funds for the twelve-month period ended September 30, 2010.

Example

This example compares the cost of investing in Acquiring Fund Shares with the cost of investing in Target Fund Shares, both before and after the Acquisition.  It assumes:

•	An investment at NAV of $1,000 for the periods shown;
•	A 5% investment return each year;
•	The Funds’ operating expenses remain the same each year; and
•	All dividends and distributions are reinvested at NAV.

The Example should not be considered a representation of future expenses or performance, and a Fund’s actual returns may be greater or less than the hypothetical 5% return used.  Although actual costs may be higher or lower than those shown, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$6	$19	$32	$73
Acquiring Fund	$6	$20	$35	$79
Acquiring Fund (after the Acquisition)	$6	$18	$31	$70

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INFORMATION ABOUT THE ACQUISITION

The following summary of the Agreement is qualified in its entirety by the Form of Agreement and Plan of Acquisition that is included as Exhibit A.  Any capitalized terms not defined herein are used as defined in the Agreement.

Material Features of the Acquisition

The Acquisition will consist of the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for Acquiring Fund Shares; the pro rata distribution of Acquiring Fund Shares to the holders of Target Fund Shares in complete liquidation of the Target Fund; and the dissolution of the Target Fund.

Terms of the Agreement

The Closing Date is currently expected to occur in July, 2011, or such other date as the Boards of the Funds may mutually agree.  Under the Agreement, the Target Fund will convey to the Acquiring Fund at the Closing all of the Target Fund’s then existing assets, free and clear of any liens, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the Target Fund’s estimated costs and expenses of carrying out the Agreement, discharge the Target Fund’s unpaid liabilities on its books as of the Closing Date, and provide for any reasonably expected contingent liabilities.

In exchange, the Acquiring Fund will deliver to the Target Fund at the Closing the number of Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund Shares as of the Closing Date.  The value of each Fund’s portfolio securities and NAV shall be determined as of the Close of Business on the Closing Date in a manner consistent with the valuation procedures described in each Fund’s filings with the SEC.

Immediately following the Closing, the Target Fund shall distribute pro rata to holders of Target Fund Shares of record as of the close of business on the Closing Date the Acquiring Fund Shares received by the Target Fund, as well as the Target Fund’s other assets, if any, as provided by the Agreement.  The Target Fund will declare a dividend and/or other distribution that, together with all previous such dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, for the taxable year ended March 31, 2011 and substantially all of such investment company taxable income for any short taxable year beginning on April 1, 2011 and ending on the date of Closing (the “short taxable year”), (ii) at least 90% of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Internal Revenue Code of 1986, as amended (the “Code”) over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ended March 31, 2011 and at least 90% of such net tax-exempt income for the short taxable year, and (iii) all of the Target Fund’s net capital gains recognized in its taxable year ended March 31, 2011 and substantially all of any such capital gain recognized in the short taxable year (in each

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case after reduction for any capital loss carry-over).  The Target Fund shall be dissolved promptly following the Closing, the distribution of the respective Acquiring Fund Shares, payment of any dividends or distributions, and resolution of any other contingent liabilities.

The execution of the Agreement and the consummation of the Acquisition is conditioned on each Fund providing the other with certain representations, warranties and covenants, and on certain other closing conditions customary in transactions such as the Acquisition.

It is estimated that the total expenses of entering into and carrying out the Agreement and the Acquisition will be approximately $222,450, of which $66,735 will be borne by each Fund and $88,980 will be borne by the Manager.  The expenses of entering into and carrying out the Agreement and the Acquisition shall be borne 30% by the Acquiring Fund, 30% by the Target Fund, and 40% by the Manager.

The Agreement may be amended by mutual consent of the Funds in writing.  The Agreement may be terminated and the Acquisition abandoned at any time prior to the Closing, before or after shareholder approval, or the Closing may be postponed by mutual consent of the Target Fund and the Acquiring Fund or if either Fund’s Board elects to terminate the Agreement and to abandon the Acquisition.  If the Acquisition has not been consummated by December 31, 2011, the Agreement shall automatically terminate unless a later date is agreed to by each Fund’s Board.

Description of Acquiring Fund Shares to be Issued

General.  The Acquiring Fund is authorized by its Declaration of Trust to issue an infinite number of Acquiring Fund Shares, par value $0.01 per share.  As of  September 30, 2010, the Acquiring Fund had issued and outstanding 2,422,200 Shares, all listed on the Exchange.  Under the terms of the Agreement, the Acquiring Fund will issue new Acquiring Fund Shares to be distributed to the holders of Target Fund Shares.  The number of additional Acquiring Fund Shares issued will be based on the relative NAVs and Shares outstanding of the Acquiring Fund and the Target Fund as of the Closing Date.  All Acquiring Fund Shares issued pursuant to the Agreement will be fully paid and non-assessable, and will be listed for trading on the Exchange.

The terms of the Acquiring Fund Shares to be issued in the Acquisition will be identical to the terms of the Acquiring Fund Shares already outstanding.  All of the Acquiring Fund Shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation.  The Acquiring Fund Shares have no preemptive, conversion or exchange rights, nor any right to cumulative voting.

Distributions.  Each Fund makes monthly distributions of net income to holders of its Shares, most of which are expected to be exempt from federal income tax.  Net income consists of all interest income accrued on portfolio assets less all expenses of the Fund.  Net realized capital gains, if any, are distributed to holders of a Fund’s Shares at least annually.  Distributions are taxable to the extent made out of a Fund’s taxable income.  Expenses of each Fund are accrued each day.

Dividend Reinvestment Plan.  Each Fund offers an automatic dividend reinvestment program (the “Plan”).  Under the current policies of the Funds, all distributions of net investment

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income and capital gains to holders of Shares are automatically reinvested in additional Shares unless shareholders elect to receive all dividends and other distributions in cash.

BNY Mellon Shareowner Services (“BNY Mellon”), the Fund’s transfer agent, applies all cash dividends, capital gains and other distributions (collectively, “Distributions”) on each Fund’s Shares which become payable to each Plan participant to the purchase of outstanding Shares for such participant.  These purchases may be made on a securities exchange or in the over-the-counter market, and are subject to such terms of price, delivery and related matters to which BNY Mellon may agree.  The Funds do not issue new Shares in connection with the Plan.

Reinvested dividends are subject to income taxation just as if they had been paid to the shareholder in cash.  Participants will receive a year-end statement showing distributions reinvested and any brokerage commissions paid on such participant’s behalf.

Shareholders who hold their Shares through a bank, broker or other nominee and who wish to participate in the Plan should request the bank, broker or nominee to participate in the Plan on their behalf.  This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Funds.  If the bank, broker or nominee does not provide this service, such shareholders must have their Shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.  If such beneficial owners change banks, brokers, or nominees, they should contact both their old bank, broker or nominee and their new bank, broker or nominee to determine whether or how they may continue to participate in the Plan.

Shareholders holding Shares in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to BNY Mellon.  A shareholder with shares held in an account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.  If written termination instructions are not received by BNY Mellon at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of BNY Mellon.  After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid in cash.  Upon termination, a shareholder may elect to receive either stock or cash for all the full Shares in the account.  If cash is elected, BNY Mellon will sell such Shares at the then current market value and send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses.  Any fractional Shares held by the Plan on behalf of a shareholder at the time of termination will be paid in cash at the current market price, less any brokerage commissions and related expenses.  Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan.  When Shares outside of the Plan are liquidated, distributions on Shares held under the Plan will continue to be reinvested unless BNY Mellon is notified of the shareholder’s withdrawal from the Plan.

BNY Mellon charges participants their proportional share of brokerage commissions on market purchases.  Participants may obtain a certificate or certificates for all or part of the full Shares credited to their accounts at any time by making a request in writing to BNY Mellon.  A fee may be charged to the participant for each certificate issuance.

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If you have any questions and your Shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you have any questions and your Shares are registered in your name, contact BNY Mellon at 800 851-9677.

Board Considerations in Approving the Acquisition

At meetings on November 17, 2010, December 17, 2010, and February 16, 2011, the Boards of the Funds met to consider whether the Agreement and the Acquisition would be in the interests of the Funds and their shareholders.  In approving the Agreement and recommending that shareholders of each Fund approve the Agreement, the Boards considered the following potential benefits of the Acquisition, among other things:

▪	Consistency of contractual management fee. The Funds have the same contractual management fee.
▪
Consistency of investment management.  The Funds are managed by the same investment team with similar investment strategies and philosophies, so shareholders would receive the benefit of the continuity of the investment management team and a more straightforward transition of assets.  The Acquiring Fund will retain its current investment objectives and strategies after the Acquisition, which are similar to those of the Target Fund as described above.

▪
Improved economies of scale and potential for lower expense ratio.  The sizes of the Funds are relatively small compared to other exchange-listed closed-end funds.  As of the Funds’ last fiscal year end, the asset levels of the Funds were both below $50 million.  The Board considered that shareholders may benefit from the larger assets of a combined Fund that, due to economies of scale, may have a lower expense ratio than either Fund currently has by itself.  A larger combined Fund can potentially realize cost savings due to economies of scale, as certain fixed costs may be distributed over a larger asset base.  Thus, the Manager’s projection indicated that following the Acquisition the Acquiring Fund’s total expense ratio is anticipated to be 0.56%, less than the current total expense ratio for either Fund.

▪
Larger and more diverse investment universe.  Given the current low level of new Arizona debt issuances, Target Fund shareholders may benefit from the more geographically diverse portfolio and more robust pool of investment securities that is available to the Acquiring Fund under its broader investment mandate.

▪
Performance.  The Acquiring Fund had a better performance track record over the year-to-date and 1-year periods ending September 30, 2010, so investors may benefit from a combined Fund with improved investment performance.

▪
Similar distribution amounts.  The Funds both make monthly distributions to shareholders and have the same monthly dividend payout amount of $0.0450 per share, and it is anticipated that shareholders in the Acquiring Fund after the Acquisition would continue to receive the benefit of a monthly distribution at a similar pre-tax distribution rate.

▪
Potential greater liquidity.  Shareholders may benefit from a combined Fund that may have better liquidity in the market place with a greater number of shares outstanding and a larger market capitalization after the Acquisition.

▪	Potential effect on discount. The Acquisition may not have any effect on the combined Fund’s discount from NAV. If the Acquiring Fund is trading at a lower discount than the

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▪
Target Fund at the time of the Acquisition, it could allow for Target Fund shareholders to assume the Acquiring Fund’s smaller discount.  However, there is no guarantee that the Acquiring Fund would have a smaller discount at the time the Acquisition is completed or that it would persist afterwards.

▪
Potential leverage opportunities.  Neither Fund is currently leveraged.  A larger, combined Fund might be in a better position to negotiate favorable terms for borrowing or other forms of leverage if the Acquiring Fund decides to seek leverage in the future.

▪
Tender offer after completion of Acquisition.  The Tender Offer will increase liquidity in Acquiring Fund Shares after the Acquisition and may temporarily reduce any discount at which such Shares may be trading at that time.  In light of the Tender Offer, a major institutional shareholder of the Target Fund agreed to withdraw a conflicting shareholder proposal and to support approval of the Agreement and the Acquisition.

The Target Fund’s Board also considered that, while both Funds’ shareholders would continue to benefit from exemption from federal income taxation after the Acquisition, Target Fund shareholders would lose the benefit of the state income tax exemption to the extent that the Acquiring Fund invests in securities whose distributions are not exempt from Arizona state income tax.  The Board of the Target Fund considered whether the other benefits to Target Fund shareholders of the Acquisition would be offset by such change in tax status.  The Boards considered that if shareholders of either Fund do not approve the Agreement, or if the Acquisition is for any other reason not consummated, the Funds would still bear their portion of the costs of soliciting proxies and other costs involved with proposing the Acquisition.  The Boards also considered the potential for higher portfolio turnover and trading costs following the Acquisition as the assets of the Target Fund are repositioned to match the combined Fund’s portfolio strategy after the Acquisition.

After weighing these considerations, among others, the Board of each Fund has determined that each of the Funds and their shareholders would benefit from the Acquisition.  The Boards have also determined that the interests of the Funds’ shareholders will not be diluted as a result of the Acquisition.  The Boards therefore recommend that shareholders of both Funds vote FOR approval of the Agreement.

Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax considerations of the Acquisition and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS, and published judicial decisions, all of which are subject to change.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their Shares in a tax-deferred account.

The Acquisition is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code.  Neither of the Funds has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Acquisition.  Based on certain assumptions made by and representations received from the Funds, the law firm of Stradley Ronon Stevens & Young,

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LLP, on behalf of the Funds, will provide a legal opinion to the effect that, for federal income tax purposes, (1) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their Target Fund Shares for Acquiring Fund Shares, and (2) the Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Target Fund’s assets. In addition, the holding period and aggregate tax basis for the Acquiring Fund Shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the Shares of that Target Fund previously held by such shareholder.

Notwithstanding the above, such opinion of counsel may state that no opinion is expressed as to the effect of the Acquisition on the Target Fund or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If the Acquisition is consummated but the IRS or the courts determine that the Acquisition does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Final Dividend. Prior to the Closing of the Acquisition, the Target Fund will declare one or more dividends, and the Acquiring Fund may declare a dividend, payable at or near the time of Closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable.

Limitations on Capital Loss Carryovers.  The tax attributes, including capital loss carryovers, of the Target Fund move to the Acquiring Fund in the Acquisition.  The capital loss carryovers of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-Closing.  First, the capital loss carryovers of the Acquiring Fund, increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 as discussed below, to an overall eight-year carryover period.  The annual limitation will generally equal the net asset value of the Acquiring Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS. If the Acquiring Fund has net unrealized built-in gains at the time of Closing of the Acquisition (i.e., unrealized appreciation in value of the Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year.  Second, if a Fund has built-in gains at the time of the Acquisition that are realized by the combined Fund in the five-year period following the Acquisition, such built-in gains, when realized, may not be offset by the losses (including any

17

capital loss carryovers and “built in losses”) of the other Fund.  Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. Fourth, the Acquisition may result in an earlier expiration of a Fund’s capital loss carryovers because the Acquisition causes the Target Fund’s tax year to close early in the year of the Acquisition.  The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by the Acquiring Fund, post-Closing, of its aggregate capital loss carryovers following the Acquisition are as follows:

Line		Target Fund at 12/31/2010	Acquiring Fund at 12/31/2010
1	Capital Loss Carryovers (as of 3/31/2010)
	Expiring 2018		($859,795)
	Expiring 2017		($1,770,984)
	Expiring 2016		($18,596)
2	Realized gain (loss) on book basis	$55,456	$178,097
3	Aggregate Capital Loss Carryovers	$0	($2,471,278)
4	Net unrealized appreciation in value of investments on a tax basis	($856,965)	$75,996
5	Net unrealized appreciation in investments as a percentage of net asset value [L4/L6]	(2.13%)	0.24%
6	Net Asset Value	$40,232,602	$31,123,724
7	Long-Term Tax-Exempt Rate (Mar 2011)		4.55%
8	Approximate Annual Limitation [L6xL7]	N/A	$1,416,129

Based upon the Acquiring Fund’s capital loss position at March 31, 2010, the annual limitation on the use of its aggregate capital loss carryovers may not prevent the combined Fund from utilizing such losses, albeit over a period of time.  However, the effect of the annual limitation may be to cause the combined Fund, post-Closing, to distribute more capital gains in a taxable year than might otherwise have been the case if no such limitation had applied.  The ability of the Acquiring Fund to absorb its own capital loss carryovers and those of the Target Fund post-Closing depends upon a variety of factors that can not be known in advance. For more information with respect to a Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.

Additionally, the Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010).  Consequently, these capital losses can be carried forward indefinitely.  However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized.  As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

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Net Unrealized Appreciation in Value. If the Acquiring Fund following the Acquisition has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Acquisition had not occurred. The Target Fund’s unrealized appreciation (depreciation) in value of investments on a tax basis as a percentage of its net asset value at December 31, 2010 is (2.1%) compared to the Acquiring Fund at December 31, 2010 of 0.2%, and on a combined basis of (1.1%).

Portfolio Turnover.  As discussed above, the Target Fund focuses its investments in Arizona municipal securities, while the Acquiring Fund is not restricted to any particular state’s municipal securities.  The Acquiring Fund may experience higher portfolio turnover in the two years following the Closing than it has in recent history as the Manager consolidates the portfolios of the Funds into a single portfolio that conforms to the Acquiring Fund’s investment objectives and strategies.  Increased portfolio turnover might cause the shareholders of the Acquiring Fund, including the former shareholders of the Target Fund, to be subject to higher taxes, because a higher portfolio turnover rate may accelerate the recognition of capital gains.  Although it is difficult to quantify any such potential increase in capital gains, it is anticipated that any such increase would be nominal.  As of December 31, 2010, the Target Fund was in a net loss position with net unrealized depreciation of portfolio investments on a tax basis of $856,965. The Acquiring Fund currently makes monthly distributions to shareholders of $0.0450 per share, which the Board and Management would continue to review and may change the distribution amount going forward as necessary based on a variety of factors.  As always, capital gain recognition will be factored into the overall decision making process used in managing the Acquiring Fund.

Arizona State Tax Exemption; Basis and Holding Period. After the Acquisition, shareholders living in the state of Arizona will lose the benefit of a state tax exemption to the extent that the Acquiring Fund does not invest in Arizona municipal securities.  Additionally, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.

Further information on certain tax consequences of the Acquisition is included in the SAI.

Comparison of Acquiring and Target Fund Shares

The following is a general discussion, but not a complete description, of certain characteristics of, and material differences between, the Shares of each Fund.  Further information about each Fund’s shareholder rights is contained in each Fund’s shareholder reports, which are filed with the SEC, and their Organizational Documents (as defined below), Bylaws (as defined below), and under applicable state law.

General

The rights, terms and preferences of shareholders of the Funds are substantially similar.    The rights, terms and preferences of a Fund’s Shares are controlled by applicable state law as well as by the Fund’s “Organizational Documents,” which for the Acquiring Fund include its

19

Declaration of Trust and for the Target Fund include its Articles of Incorporation.  Certain other corporate governance provisions are contained in the bylaws of each Fund, as amended from time to time (the “Bylaws”).  The provisions of each Fund’s Organizational Documents and Bylaws are substantially similar.  Subject to the 1940 Act, applicable state law, and each Fund’s Organizational Documents and Bylaws, each of the Funds is governed by a Board that is elected annually and that consists of the same individuals.

Detailed Comparison

Dividend Rights, Policies and Limitations.  The terms and conditions relating to dividends and distributions for Target Fund Shares are substantially similar to the terms and conditions described above for Acquiring Fund Shares under “Information About the Acquisition — Material Features of the Acquisition — Description of Acquiring Fund Shares to Be Issued — Distributions.”  To the extent that a Fund engages in a managed or level dividend policy, if the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to pay for such distributions, and therefore such payments may represent a reduction of the holder’s principal.  Such “returns of capital” are generally not taxable as income under the Code.

Dividend Reinvestment Plan.  The dividend reinvestment plan for the Target Fund is the same as the Plan described above under “Information About the Acquisition — Material Features of the Acquisition — Description of Acquiring Fund Shares to be Issued — Dividend Reinvestment Plan.”

Voting Rights. The Shares of each Fund have no right to cumulative voting in the election of directors or trustees.  The rights of holders of each Fund’s Shares, as set forth in each Fund’s Organizational Documents, may not be modified other than by a vote of at least a majority of that Fund’s outstanding Shares, depending on the right in question.

Other Rights and Characteristics.  The Shares of the Funds were, and the Acquiring Fund Shares issued in connection with the Acquisition will be, when issued in accordance with the terms of their respective prospectuses, fully paid, non-assessable, and have no preference, preemptive, conversion, liquidation or subscription rights.

Provisions for Delaying or Preventing Changes in Control.  Each Fund’s Organizational Documents contain provisions designed to prevent or delay changes in control of that Fund.  Each Fund’s Organizational Documents provide that, unless an action has been previously approved by the affirmative vote of two-thirds of the Fund’s Board, an affirmative vote of two-thirds of the outstanding common (and any preferred) shares is required to approve, adopt or authorize a conversion of the Fund from a closed-end fund to an open-end fund; a merger or consolidation with any other corporation, or a reorganization or recapitalization; a sale or transfer of all or substantially all of the assets of the Fund other than in the ordinary course of the Fund’s investment activities; or a liquidation or dissolution of the Fund.  If two-thirds of a Fund’s Board members have approved any such action, then only a majority vote of the outstanding common (and any preferred) shares, is required.  The provision of each Fund’s Organizational Documents that sets forth these voting standards may be amended or repealed only by the affirmative vote of

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two-thirds of the outstanding common and preferred shares entitled to vote, voting together as a single class.

Existing and Pro Forma Capitalization

The following tables set forth, as of September 30, 2010, the capitalizations of the Acquiring Fund and the Target Fund, and the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the Acquisition.  The capitalizations of the Funds are likely to be different on the Closing Date due to normal market and trading activity.

	Target Fund	Acquiring Fund	Acquiring Fund after the Acquisition (pro forma)*
Net Assets (millions)	$42,672,882	$33,081,348	$75,620,760
Shares Outstanding	2,982,200	2,422,200	5,548,107
Net Asset Value per Common Share	$14.31	$13.66	$13.63

*           Reflects estimated costs of the Acquisition of $133,470 allocated to the Funds.

INFORMATION ABOUT THE FUNDS

General Description

Organization; Investment Company Classification

The Acquiring Fund is a Massachusetts business trust.  The Target Fund is a Minnesota corporation.  Both Funds were organized on December 29, 1992.  Each Fund is registered under the 1940 Act as a diversified, closed-end management investment company.  “Diversified” means that the Fund is limited in the amount it can invest in a single issuer.  A closed-end fund (unlike an “open-end” or “mutual” fund) generally does not continuously sell and redeem its shares; in the case of the Funds, Shares are bought and sold on the Exchange.  A “management” investment company is managed by an investment adviser — the Manager in the case of the Funds — that buys and sells portfolio securities on behalf of the investment company.  A Fund would need to obtain shareholder approval to become an open-end fund.

Investment Strategies

As discussed above under “Summary - Key Features of the Acquiring Fund and the Target Fund - Investment Objectives and Strategies,” the Funds have similar investment objectives and investment strategies.  Under normal circumstances, each Fund invests at least 80% of its assets in municipal securities, and each Fund may also invest in lower-rated municipal securities and certain other investments, as described below and in the SAI.

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.  Municipal securities typically pay income free of federal income taxes and may be free of state income taxes in the state where they are issued.  In

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addition to the investments and investment strategies described above, the Funds may also invest using the following instruments and strategies.  The Funds’ annual and semi-annual shareholder reports and the SAI include further information on certain investments and investment strategies, including derivatives, that may be used by the Funds.

Municipal  securities. Municipal securities are also commonly known as municipal bonds. These are debt obligations issued by or for a state or territory, its agencies or instrumentalities, municipalities or other political sub-divisions. The interest on these obligations can generally be excluded from federal income tax as well as personal income tax in the state where the bond is issued.  Determination of a security’s tax-exempt status is based on the opinion of the bond issuer’s legal counsel. Municipal securities may include securities subject to the alternative minimum tax.  See “Private activity or private placement bonds” below for more information.

High yield, high-risk municipal securities. High yield, high-risk municipal securities are debt obligations rated lower than investment grade by an NRSRO or, if unrated, of comparable quality.  These securities are often referred to as “junk bonds” and are considered to be of poor standing and predominately speculative.  The Acquiring Fund may invest up to 20% of its net assets in municipal bonds with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Manager, and the Target Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba1/BB+ or lower or that are unrated but judged to be of comparable quality by the Manager.

General obligation bonds. General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit, and taxing power.  Each Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

Revenue bonds.  Each Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.  Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility, from the proceeds of a special excise tax or from revenue generated by an operating project. Principal and interest are not secured by the general taxing power.  Tax-exempt industrial development bonds, in most cases, are a type of revenue bond that is not backed by the credit of the issuing municipality and may therefore involve more risk.

Insured municipal securities. The Funds may invest without limitation in insured municipal securities. It is possible that a substantial portion of a Fund’s portfolio may consist of municipal securities that are insured by the same insurance company.  Various municipal issuers may obtain insurance for their obligations. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders.  However, there is no

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assurance that the insurance company will meet its obligations.  Insured municipal securities are typically rated in the top quality grades by an NRSRO.  Insurance is available on uninsured bonds and a Fund may purchase such insurance directly.  The Manager will generally do so only if it believes that purchasing and insuring a municipal security provides an investment opportunity at least comparable to owning other available insured municipal securities.  The purpose of insurance is to protect against credit risk.  It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of Shares of a Fund.

Private activity or private placement bonds. Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities.  The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued.  Each Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of each Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

Advance refunded bonds. Each Fund may invest without limit in advance refunded bonds. These bonds are generally considered to be of very high quality because of the escrow account, which typically holds U.S. Treasuries.  In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities that are deposited into an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds which are then considered to be “advance refunded bonds.”  Escrow secured bonds often receive the highest rating from S&P and Moody’s.

Short-term tax-free instruments.  The Funds may invest without limitation in high-quality, short-term tax-free instruments.  Short-term tax-free instruments include instruments such as tax-exempt commercial paper and general obligation, revenue, and project notes, as well as variable floating rate demand obligations.

Restricted securities.  Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.  Each Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed a Fund’s 15% limit on investments in illiquid securities.

Municipal leases and certificates of participation.  Each Fund may invest without limitation in municipal lease obligations, primarily through COPs, rated in the top four quality grades by S&P or another NRSRO.  Certificates of participation (“COPs”) are widely used by state and local governments to finance the purchase of property and facilities. COPs are like installment purchase agreements.  A governmental corporation may create a COP when it issues long-term bonds to pay for the acquisition of property or facilities. The property or facilities are then leased to a municipality, which makes lease payments to repay interest and principal to the

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holders of the bonds.  Once the lease payments are completed, the municipality gains ownership of the property for a nominal sum.

As with a Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes.  Each Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

 A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause.  This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money.  In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property.  In many cases, however, the market value of the property may be less than the outstanding principal balance on the COP.

Zero coupon bonds. Each Fund may invest in zero coupon bonds.  Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest.  Therefore, they are issued and traded at a discount from their respective face amount or par value.  The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality.  The bonds may have certain tax consequences which, under certain conditions, could adversely affect a Fund.

Downgraded quality ratings. Credit quality restrictions for each Fund apply only at the time of purchase.  Each Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

Purchasing securities on a when-issued or delayed-delivery basis.  Each Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date.  Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Bonds with Similar Characteristics. Where the Manager feels there is a limited supply of appropriate investments, each Fund may invest more than 25% of its total assets in municipal obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities).  In addition, each Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Acquiring Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer.  Each Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

Borrowing from banks. Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so.  A Fund will be required to pay interest to the lending banks on the amount borrowed.  As a result, borrowing

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money could result in a Fund being unable to meet its investment objective.  The Funds will not borrow money in excess of one-third of the value of their assets.

Temporary defensive positions.  In response to unfavorable market conditions, each Fund may invest in taxable instruments for temporary defensive purposes.  These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments.  These investments may not be consistent with a Fund’s investment objective.  To the extent that a Fund holds such investments, it may be unable to achieve its investment objective.

More information on these and other strategies, including certain hedging strategies, and related risks, is available in the SAI.

Fundamental Investment Restrictions

Each Fund is subject to the following restrictions that are “fundamental,” which means that they can be changed only by the vote of a majority of the outstanding voting securities of that Fund.  Except with respect to a Fund’s borrowing restriction, these fundamental investment restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Concentration.  Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

Borrowing and Senior Securities.  Each Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting.  Each Fund may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended.

Real Estate.  Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities.  Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this

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restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending.  Each Fund may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

More information on the Funds’ investment policies is available in the SAI.

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  Each Fund expects to distribute a portion of its net investment income, if any, to shareholders as dividends monthly.  Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.  Each Fund offers an automatic dividend reinvestment program, discussed above under “Information About the Acquisition - Description of Acquiring Fund Shares to be Issued - Dividend Reinvestment Plan.”

Share Price Data

The Exchange is the principal trading market for the Shares.  The following tables show the high and low sales prices for Shares of the Funds during each full quarterly period within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year.

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Acquiring Fund

Quarterly Period Ending	High Price	Net Asset Value	Premium (Discount)	Low Price	Net Asset Value	Premium (Discount)
June 30, 2008	$12.54	$13.71	(8.53%)	$11.51	$13.28	(13.33%)
September 30, 2008	11.75	13.52	(13.09)	9.35	12.09	(22.09)
December 31, 2008	9.81	11.98	(18.11)	8.05	10.79	(25.39)
March 31, 2009	12.20	12.03	1.41	9.48	11.29	(16.03)
June 30, 2009	11.75	12.32	(4.63)	10.83	11.98	(9.60)
September 30, 2009	12.73	12.45	2.25	12.35	12.29	(7.65)
December 31, 2009	13.22	12.96	2.01	11.80	13.01	(9.30)
March 31, 2010	12.47	13.12	(4.95)	12.02	13.06	(7.96)
June 30, 2010	12.85	13.27	(3.17)	12.13	13.07	(7.19)
September 30, 2010	13.39	13.60	(1.54)	12.45	13.27	(6.18)
December 31, 2010	13.33	13.65	(2.34)	11.73	12.84	(8.64)

Target Fund

Quarterly Period Ending	High Price	Net Asset Value	Premium (Discount)	Low Price	Net Asset Value	Premium (Discount)
June 30, 2008	$12.77	$14.04	(9.05%)	$12.12	$13.68	(11.40%)
September 30, 2008	12.45	13.93	(10.62)	11.21	13.30	(15.71)
December 31, 2008	12.04	12.77	(5.72)	7.91	12.18	(35.06)
March 31, 2009	10.70	12.80	(15.15)	9.58	12.64	(24.21)
June 30, 2009	10.82	13.12	(17.53)	9.89	12.96	(23.69)
September 30, 2009	11.96	13.97	(14.39)	10.72	13.14	(18.42)
December 31, 2009	11.95	14.04	(14.89)	11.28	13.72	(17.42)
March 31, 2010	11.88	13.85	(14.22)	11.43	13.82	(17.29)
June 30, 2010	11.95	13.78	(13.28)	11.65	13.98	(16.67)
September 30, 2010	13.33	14.35	(7.11)	11.88	13.98	(15.02)
December 31, 2010	13.32	14.29	(6.79)	12.45	13.30	(6.39)

As of January 31, 2011 the NAV for Shares of the Acquiring Fund was $12.58 and the market price per share was $11.83, representing a discount to NAV of 5.96%, and the NAV of Shares of the Target Fund was $13.28 and the market price per share was $12.58, representing a discount to NAV of 5.27%.

Shares of each Fund trade on the Exchange at a market price that is determined by current supply and demand conditions.  The market price of a Fund’s Shares may or may not be the same as the Fund’s NAV — that is, the value of the portfolio securities owned by the Fund less its liabilities.  When the market price of a Fund’s Shares exceeds its NAV, the Shares are said to be “trading at a premium.”  When the market price of a Fund’s Shares is lower than its NAV, they are said to be “trading at a discount.”  It is very difficult to identify all of the factors that may cause a closed-end fund’s shares to trade at a discount.  It is often difficult to reduce or eliminate a closed-end fund’s discount over the long term.  Some short-term measures, such as

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share repurchases and tender offers, tend to reduce a closed-end fund’s assets but do not typically have a long-term effect on the discount.  Other measures, such as managed dividend programs, may not have a consistent long-term effect on discounts.

Shares of both Funds have recently traded at a discount.  While the Board of each Fund has determined that the Acquisition is in the best interests of each Fund’s shareholders, there is no expectation that the Acquisition will have any long-term effect or influence on whether the Acquiring Fund trades at a discount or a premium after the Acquisition.  Whether a Fund has been trading at a premium or discount was not a significant factor in each Board’s approval of the Agreement and recommendation for approval to Fund shareholders.  The Acquiring Fund’s Board will continue to monitor any discount or premium at which the Acquiring Fund trades after the Acquisition and after the Tender Offer, and the Board will evaluate what (if any) further action is appropriate at that time to address any discount or premium.

Performance of the Funds

The total return figures and current distribution yield at NAV for the Funds, as of December 31, 2010, are shown below (past performance is no guarantee of future results).

	1 Year	3 Years	5 Years	10 Years
Target Fund	2.34%	2.33%	2.48%	4.77%
% Rank versus Lipper Category	39	83	81	98
% Rank versus Morningstar Category	30	83	86	68

Acquiring Fund	2.80	1.22	1.95*	4.04*
% Rank versus Lipper Category	25	86	86	58
% Rank versus Morningstar Category	27	92	92	73

Lipper Other States Muni Debt Funds Avg. (Lipper Category for Target Fund)	1.69	3.35	3.28	5.07
Lipper General & Insured Muni Bond Avg. (Lipper Category for Acquiring Fund)	1.86	2.50	3.07	4.10
Morningstar Muni Single State Long Funds Avg. (Morningstar Category for Target Fund)	2.08	3.70	3.61	5.20
Morningstar Nat’l Muni Intermediate Funds Avg. (Morningstar Category for Acquiring Fund)	2.30	3.33	3.49	4.82

Data Source: Lipper, Morningstar

*Prior to February 2007, the Acquiring Fund invested primarily in municipal debt securities issued by the state of Florida.

As of December 31, 2010, the Funds had the same monthly dividend amount, at $0.0450 per share.  However, because of fluctuations in NAV, the Acquiring Fund’s annualized distribution rate as of December 31, 2010 was 4.20% of NAV while the Target Fund’s annualized distribution rate was 4.00% of NAV as of the same date.

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Management

Board of Directors or Trustees; Officers

The management of the business and affairs of each Fund is the responsibility of its Board.  Each Board elects officers who are responsible for the day-to-day operations of the Fund.  Each Fund’s Board currently consists of the same individuals, and each Fund is currently served by the same individuals as officers.

Investment Manager

The Manager manages the assets of the Funds and makes the investment decisions for each Fund.  The Manager is a series of Delaware Management Business Trust, which is located at 2005 Market Street, Philadelphia, Pennsylvania 19103 and is an indirect, wholly owned subsidiary of Macquarie Group Limited.  Macquarie Group Limited (ASX: MQG; ADR: MQBKY), along with its subsidiaries and affiliates worldwide, is headquartered in Sydney, Australia and is a global provider of banking, financial, advisory, investment and fund management services.  The Manager and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938.  Delaware Investments, a member of Macquarie Group, is a U.S.-based diversified asset management firm with more than $150 billion in assets under management (as of Dec. 31. 2010). Through a team of talented investment professionals, the firm manages assets across all major asset classes for a wide range of institutional and individual investors. Delaware Investments is supported by the resources of Macquarie Group, a global provider of asset management, investment, banking, financial and advisory services with approximately $307 billion in assets under management as of October 29, 2010.

Under each Fund’s investment management agreement (“Investment Management Agreement”), the Manager regularly makes decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and effects the purchase and sale of those investments in furtherance of that Fund’s investment objectives and policies.  The Manager also furnishes the Board of each Fund with such information and reports regarding the Fund’s investments as the Manager deems appropriate or as the Board may reasonably request.

In accordance with the terms of its respective Investment Management Agreement, each Fund pays the Manager an annual fee of 0.40%, which is calculated daily based on the average daily net assets of each Fund.  The management fees paid by the Funds are used by the Manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Funds and to administer their affairs.  The Manager, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis.  Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees, and fees of directors and trustees.

Portfolio Management

The Funds have the same portfolio managers.  Each of the Funds is managed by a management team led by Joseph R. Baxter, Stephen J. Czepiel, and Denise A. Franchetti.

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Joseph R. Baxter, Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager.  Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy.  He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts.  Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds.  Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel, Senior Vice President, Senior Portfolio Manager.  Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation.  He is a co-portfolio manager of the firm’s municipal bond funds and client accounts.  He joined Delaware Investments in July 2004 as a senior bond trader.  Previously, he was vice president at both Mesirow Financial and Loop Capital Markets.  He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry.  Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA, Vice President, Portfolio Manager, Senior Research Analyst.  Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/toll, and transportation sectors for the group.  In 2003, she was also named as portfolio manager on several of the Delaware Investments tax-exempt funds in addition to her research duties.  Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance.  Franchetti received her bachelor’s degree and an MBA from La Salle University, and she is a member of the CFA Society of Philadelphia.

Administrators, Transfer Agent and Custodian

Fund Administration.  The Funds have engaged Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, to provide accounting and administration oversight services.  DSC’s fees for providing these services are based on average net assets and paid on a monthly basis.  Each Fund pays the same administration fee rate for the services of DSC.

Transfer Agent.  BNY Mellon Shareowner Services serves as registrar, stock transfer agent and dividend paying agent for the Funds.  The main office of BNY Mellon Shareowner Services is 480 Washington Boulevard, Jersey City, New Jersey 07310.

Custodian.  The Bank of New York Mellon is the custodian of the securities and all other assets of the Funds.  The main office of the Bank of New York Mellon is One Wall Street, New York, New York 10286-0001.

Expenses

Each Fund is responsible for conducting its own business and affairs and bears the related expenses, including the costs incurred in the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the

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payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Trustees’ or Directors’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board.

Any trustee, officer or employee of the Manager who is a trustee, director, officer and/or employee of a Fund shall not receive any compensation from the Fund for acting in that dual capacity.

Expenses common to all funds within the Delaware Investments Family of Funds are allocated among the funds based on average net assets.  Management fees and other expenses are paid monthly.  The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees.

Proxy Material, Reports and Other Information

Each Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In accordance with the 1940 Act and the Exchange Act, each Fund files reports and other information with the SEC.  Proxy materials, reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., and copies of such material can be obtained from the EDGAR database on the SEC web site (www.sec.gov).  You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.  Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call the SEC at 202 551-8090.  In addition, reports, proxy statements and other information concerning the Funds can be inspected at the Exchange.

VOTING INFORMATION

Revocability of Proxy

Shareholders may revoke proxies or change voting instructions at any time until the vote is taken at the Meeting.  Shareholders may also attend the Meeting and cast their vote in person.  However, a shareholder whose shares are held of record by a broker-dealer (or other nominee) who wishes to vote in person at the Meeting must obtain a “legal proxy” from the broker-dealer holder of record (or other nominee) and present it to the Inspector of Elections at the Meeting.  Only persons who held Shares of a Fund as of the record date will be admitted to the Meeting.

Persons Making the Solicitation

The Board of each Fund is soliciting its respective shareholders for approval of the Agreement.  The Funds expect that the solicitations will be primarily by mail, but solicitations also may be made by advertisement, telephone, fax or other electronic media, or personal

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contacts.  The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Shares.  The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation.  In addition to solicitations by mail, officers and employees of each Fund and of the Manager may without extra pay conduct additional solicitations.  The Funds have engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $[___], including out of pocket expenses, which will be borne as described above.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  The Funds have also agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws.

As the Meeting date approaches, shareholders may receive a telephone call from a representative of Computershare if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address or the zip code.  If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus.  Computershare will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder or its representative will be sent a letter or mailgram to confirm their vote and asking the shareholder or its representative to call Computershare immediately if their instructions are not correctly reflected in the confirmation.

Voting Requirements

Approval of the Agreement requires the affirmative vote of a majority of the outstanding Shares of the Target Fund and a vote of the majority of Acquiring Fund Shares present at the Meeting, provided that a quorum of Acquiring Fund Shares (as described below) is present for the Meeting.

Quorum; Adjournment; Tabulation

The presence in person or by proxy of holders of a majority of outstanding Shares shall constitute a quorum for each Fund.  In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation on the approval of the Agreement, those present may adjourn the Meeting to such day as they shall, by majority vote, agree upon without further notice other than by announcement at the Meeting.  For the Acquiring Fund, the Meeting may also be adjourned by the chairperson of the Meeting.  The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment,

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provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Abstentions and broker non-votes, if any, will be treated as votes present at the Meeting and will be included for purposes of determining whether a quorum is present for each Fund at the Meeting.  Because each Fund’s approval of the Agreement requires an affirmative vote of a majority of its outstanding Shares or a majority of Shares present at the Meeting (as opposed to a proportion of votes actually cast), abstentions and broker non-votes would have the same effect as a vote “against” the Agreement.

Broker non-votes occur when a proposal that is routine (such as the election of directors) is voted on at a meeting alongside a proposal that is non-routine (such as the proposal discussed herein).  Brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal such as the one discussed herein in the absence of express voting instructions from beneficial owners.  As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies by brokers are considered votes present but cannot vote on non-routine proposals.  No routine proposals will be voted on at the Meeting, so the Funds do not anticipate receiving any broker non-votes.

Principal Holders of Voting Securities

Record Date Information

The record date is March 24, 2011 (the “Record Date”).  Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that the shareholder owned of record on the Record Date.  As of the Record Date, the Acquiring Fund had 2,422,200 Shares outstanding and the Target Fund had 2,982,200 Shares outstanding.

5% Record and Beneficial Owners

According to disclosure publicly filed with the SEC, as of February 22, 2011, Karpus Management, Inc., accumulated, on behalf of accounts it managed under limited powers of attorney, 459,193 shares of the Target Fund, which represented 15.4% of the Target Fund’s outstanding Shares.  No other accounts held of record 5% or more of the outstanding Shares of a Fund as of such date or the Record Date.  Management does not otherwise have knowledge of beneficial owners.

Ownership by Officers and Directors

As of the Record Date, Board members and officers of each Fund owned, as a group, less than one percent of each class of each Fund’s outstanding voting securities.

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INTEREST OF CERTAIN PERSONS

Other than the interest of the Manager in the investment advisory fees it receives from the Funds and fees received by certain affiliates of the Manager for services provided to the Funds, the Funds are not aware of any material interest, direct or indirect, by security holdings or otherwise, of any affiliated person of the Funds in the proposed Acquisition.

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EXHIBIT A :  FORM OF AGREEMENT AND PLAN OF ACQUISITION

FORM OF AGREEMENT AND PLAN OF ACQUISITION

This AGREEMENT AND PLAN OF ACQUISITION (the “Agreement”), made as of this ___ day of _____ 2011, by and between Delaware Investments National Municipal Income Fund (“Acquiring Fund”), a statutory trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, and Delaware Investments Arizona Municipal Income Fund, Inc. (“Acquired Fund”), a corporation created under the laws of the State of Minnesota, with its principal place of business also at 2005 Market Street, Philadelphia, Pennsylvania 19103.

PLAN OF ACQUISITION

The acquisition (hereinafter referred to as the “Acquisition”) will consist of: (i) the acquisition by Acquiring Fund of substantially all of the property, assets and goodwill of Acquired Fund in exchange solely for full and fractional shares of shares of beneficial interest, par value $0.01 per share, of Acquiring Fund (“Acquiring Fund Shares”); (ii) the pro rata distribution of Acquiring Fund Shares to the holders of Acquired Fund common stock (“Acquired Fund Shares”), according to their respective interests in complete liquidation of Acquired Fund; and (iii) the dissolution of Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

In order to consummate the Acquisition and in consideration of the promises, covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets, Liquidation and Dissolution of Acquired Fund

(a)           Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Acquiring Fund herein contained, and in consideration of the delivery by Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, Acquired Fund agrees that it will sell, convey, transfer and deliver to Acquiring Fund at the Closing provided for in Section 3 all of the then existing assets of Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the NYSE Amex (“NYSE Amex”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (but not including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”) with respect to privately placed or otherwise restricted securities that Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay Acquired Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of Acquired Fund as liability reserves, (2) to discharge all of Acquired Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors of Acquired Fund shall reasonably deem to exist against Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of Acquired Fund (Acquired Fund’s assets less such amounts hereinafter referred to as Acquired Fund’s “Net Assets”).  Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date.  Acquired Fund agrees to use commercially reasonable efforts to identify all of Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise (“Liabilities”) prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.  In no event will Acquiring Fund assume or otherwise be responsible for any Liabilities of Acquired Fund.

(b)           Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Acquiring Fund agrees at the Closing to deliver to Acquired Fund the number of Acquiring Fund Shares determined by: (A) dividing the net asset value per share of Acquired Fund Shares as of Close of Business on the Valuation Date by (B) the net asset value per share of Acquiring Fund Shares as of Close of Business on the Valuation Date, and (C) multiplying the result by the number of outstanding Acquired Fund Shares as of Close of Business on the Valuation Date.  All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)           As soon as practicable following the Closing, Acquired Fund shall dissolve and distribute pro rata to Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date the Acquiring Fund Shares received by Acquired Fund pursuant to this Section, and all outstanding Acquired Fund Shares shall at that time be cancelled and considered no longer outstanding.  Such distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of Acquired Fund Shares as of the Close of Business on the Valuation Date.  Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place.  No certificates representing shares of beneficial interest of Acquiring Fund will be issued to shareholders of Acquired Fund shares irrespective of whether such shareholders hold their Acquired Fund Shares in certificated form.

(d)           At the Closing, each outstanding certificate that prior to the Closing represented Acquired Fund Shares shall be cancelled and shall no longer evidence ownership thereof.

(e)           At the Closing, each holder of record of Acquired Fund Shares as of the record date shall have the right to receive any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof.

2.	Valuation

(a)           The value of the Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in Acquired Fund’s registration statement on Form N-2 dated [________], as such disclosures have been amended to date by any: (i) amendments to Acquired Fund’s registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”); (ii) press releases issued on behalf of the Acquired Fund; and (iii) annual or semi-annual reports of the Acquired Fund sent to shareholders pursuant to Section 30 of the Investment Company Act of 1940, as amended (the “1940 Act”) (such documents together, the “Acquired Fund Disclosure Documents”).

(b)           The value of Acquiring Fund’s Net Assets shall be computed as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in Acquiring Fund’s registration statement on Form N-2 dated [__________], as such disclosures have been amended to date by any: (i) amendments to Acquiring Fund’s registration statement filed with the SEC; (ii) press releases issued on behalf of Acquiring Fund; and (iii) annual or semi-annual reports of Acquiring Fund sent to shareholders pursuant to Section 30 of the 1940 Act (together, the “Acquiring Fund Disclosure Documents”).

(c)           The net asset value per Acquired Fund Share shall be determined to the third decimal place as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in the Acquired Fund Disclosure Documents.

(d)           The net asset value per Acquiring Fund Share shall be determined to the third decimal place as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in the Acquiring Fund Disclosure Documents.

3.           Closing and Valuation Date

The Valuation Date shall be [_______], 2011, or such later date as the parties may mutually agree.  The Closing shall take place at the principal office of Acquiring Fund, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately 5:00 p.m., Eastern Time, on the Valuation Date.  Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE Amex shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of either Fund, accurate appraisal of the value of the net assets of either Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of each Fund is practicable in the judgment of both Funds.  Acquired Fund shall have provided for delivery as of the Closing of its then-current Net Assets to Acquiring Fund’s Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286.  Acquired Fund shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the holders of record of Acquired Fund Shares, and the number of full and fractional Acquired Fund Shares owned by each such holder, indicating thereon which such Acquired Fund Shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent or by its President or Vice-President to the best of their knowledge and belief.  Acquiring Fund shall provide evidence satisfactory to Acquired Fund in such manner as Acquired Fund may reasonably request that such shares of beneficial interest of Acquiring Fund have been registered in an open account on the books of Acquiring Fund.

4.	Representations and Warranties by Acquired Fund

Acquired Fund represents and warrants to Acquiring Fund that:

(a)           Acquired Fund is a corporation created under the laws of the State of Minnesota on [December 29, 1992], and is validly existing and in good standing under the laws of that State.  Acquired Fund is duly registered under the 1940 Act as a closed-end management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b)           Acquired Fund is authorized to issue up to 200 million shares of common stock, with par value of $0.01 per share.  Each outstanding Acquired Fund Share is validly issued, fully paid, non-assessable and has full voting rights.

(c)           The financial statements appearing in Acquired Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2010, audited by Ernst & Young, LLP, copies of which have been delivered to Acquiring Fund, and any unaudited financial statements since that date, copies of which may be furnished to Acquiring Fund, fairly present the financial position of Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d)           The books and records of Acquired Fund, including FIN 48 work papers and supporting statements, made available to Acquiring Fund and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund.

(e)           The statement of assets and liabilities to be furnished by Acquired Fund as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)           At the Closing, Acquired Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that Acquired Fund may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)           Acquired Fund has the necessary corporate power and corporate authority to conduct its business as such business is now being conducted.

(h)           Acquired Fund is not a party to or obligated under any provision of its Articles of Incorporation, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(i)           Acquired Fund has full corporate power and corporate authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by Acquired Fund’s shareholders.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes a legal, valid and binding obligation enforceable against Acquired Fund in accordance with its terms, subject as to enforcement to the effects of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, other similar laws of general applicability relating to or affecting creditor’s rights, and to general equity principles.

(j)           Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

(k)           Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.  There is no inter-corporate indebtedness existing between Acquired Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.

(l)           Acquired Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the Acquisition will not cause it to fail to be qualified as a RIC as of the Closing.

(m)           Acquired Fund will declare on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders (i) all of Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, for the taxable year ended March 31, 2011 and substantially all of such investment company taxable income for any short taxable year beginning on April 1, 2011 and ending on the date of Closing (the “short taxable year”), (ii) at least 90% of the excess, if any, of Acquired Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ended March 31, 2011 and at least 90% of such net tax-exempt income for the short taxable year, and (iii) all of Acquired Fund’s net capital gains recognized in its taxable year ended March 31, 2011 and substantially all of any such capital gain recognized in the short taxable year (in each case after reduction for any capital loss carry-over).

5.           Representations and Warranties by Acquiring Fund

Acquiring Fund represents and warrants to Acquired Fund that:

(a)           Acquiring Fund is a trust created under the laws of the Commonwealth of Massachusetts on [_____], and is validly existing and in good standing under the laws of that Commonwealth.  Acquiring Fund is duly registered under the 1940 Act as a closed-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b)           Acquiring Fund is authorized to issue an unlimited number of Acquiring Fund Shares, with par value of $0.01.  Each outstanding share of Acquiring Fund is fully paid, non-assessable and has full voting rights.  The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable and have full voting rights.  Acquiring Fund shall as of the Closing have made all filings, including listing applications, and obtained any consents required from the NYSE Amex to issue and list for trading the Acquiring Fund Shares to be issued pursuant to Section 1 hereof.

(c)           At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the Acquired Fund Shares are presently eligible for offering to the public.  There are a sufficient number of Acquiring Fund Shares registered under the 1933 Act so as to complete the exchange contemplated by this Agreement.

(d)           The financial statements appearing in Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2010, audited by Ernst & Young, LLP, copies of which have been delivered to Acquired Fund, and any unaudited financial statements since that date, copies of which may be furnished to Acquiring Fund, fairly present the financial position of Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(e)           The statement of assets and liabilities of Acquiring Fund to be furnished by Acquiring Fund as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)           At the Closing, Acquiring Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that Acquiring Fund may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)           Acquiring Fund has the necessary trust power and trust authority to conduct its business as such business is now being conducted.

(h)           Acquiring Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(i)           Acquiring Fund has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval of the issuance of common shares by Acquiring Fund’s shareholders.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j)           Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)           The books and records of Acquiring Fund, including FIN 48 work papers and supporting statements, made available to Acquired Fund and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

(l)           Acquiring Fund has elected to treat itself as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing, has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the Acquisition will not cause it to fail to be qualified as a RIC as of the Closing.

6.	Representations and Warranties by Acquired Fund and Acquiring Fund

Each Fund represents and warrants to the other that:

(a)           There are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the Acquisition.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)           There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)           It has duly and timely filed all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Fund.  The Fund has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  No return filed by the Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.  To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Fund.

(d)           All information provided by the Fund for inclusion in, or transmittal with, the Form N-14 filing contemplated by this Agreement shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)           Except in the case of the shareholder approval required by each Fund to complete the Acquisition, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the Acquisition, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the rules of NYSE Amex, state securities laws, Minnesota corporate law, or Massachusetts trust laws, including, in the case of each of the foregoing, the rules and regulations thereunder.

7.           Covenants of Acquired Fund

(a)           Acquired Fund covenants to operate the business of Acquired Fund as presently conducted between the date hereof and the Closing.

(b)           Acquired Fund undertakes that Acquired Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof other than to Acquired Fund’s shareholders.

(c)           Acquired Fund covenants that as of the Closing, all of Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           Acquired Fund will at the Closing provide Acquiring Fund with:

(1)           A statement of the respective tax basis and holding period of all investments to be transferred by Acquired Fund to Acquiring Fund.

(2)           A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder, for all of the shareholders of record of Acquired Fund as of the Close of Business on the Valuation Date, who are to become holders of Acquiring Fund Shares as a result of the Acquisition, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3)           All FIN 48 work papers and supporting statements pertaining to the Acquired Fund.

(e)           Prior to the Closing, the Board of Directors of Acquired Fund shall have called, and Acquired Fund shall have held, a meeting of Acquired Fund’s shareholders to consider and vote upon this Agreement and Acquired Fund shall take all other actions reasonably necessary to obtain shareholder approval of the Acquisition.  Acquired Fund agrees to mail to each shareholder of record entitled to vote at such meeting, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

(f)           Acquired Fund shall supply to Acquiring Fund, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

(g)           As promptly as practicable, but in any case within sixty days after the date of Closing, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement of the earnings and profits of Acquired Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code, and which shall have been certified by Acquired Fund’s Treasurer.

(h)           Acquired Fund undertakes that, after the Acquisition is consummated, it will dissolve its corporate existence, file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions, including making the necessary filings, to withdraw its shares from listing on those stock exchanges on which the Acquired Fund Shares are listed as of the Closing Date.

(i)           As soon as is reasonably practicable after the Closing, Acquired Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1(c) hereof.

8.           Covenants of Acquiring Fund

(a)           Acquiring Fund covenants that the shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

(b)           Acquiring Fund covenants to operate the business of Acquiring Fund as presently conducted between the date hereof and the Closing.

(c)           Acquiring Fund covenants that by the Closing, all of Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           Acquiring Fund shall at the Closing supply to Acquired Fund the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

(e)           Acquiring Fund shall prior to the Closing have filed with the SEC a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the Acquiring Fund Shares to be issued pursuant hereto, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement becomes effective, it (i) complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time of Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)           The Board of Trustees of Acquiring Fund shall call, and Acquiring Fund shall prior to the Closing have held, a Special Meeting of Acquiring Fund’s shareholders to consider and vote upon the issuance of common shares in connection with this Agreement, and Acquiring Fund shall take all other actions reasonably necessary to obtain approval of the Acquisition.  Acquiring Fund agrees to mail to each shareholder of record entitled to vote at such meeting, in sufficient time to comply with requirements as to notice thereof, a proxy statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

9.	Conditions Precedent to be Fulfilled by Acquired Fund and Acquiring Fund

The obligations of Acquired Fund and Acquiring Fund to effectuate this Agreement hereunder shall be subject to the following respective conditions:

(a)           That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b)           That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party’s Board of Trustees or Directors, certified by the Secretary or equivalent officer.

(c)           That the SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Acquisition under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or that would prohibit the Acquisition.

(d)           That this Agreement and the Acquisition, including for Acquiring Fund the issuance and listing of additional Acquiring Fund Shares, shall have been approved by any required or appropriate action of the shareholders of each Fund in accordance with its organizational documents and applicable law.

(e)           That Acquired Fund shall have declared a dividend or dividends on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of Acquired Fund’s investment company taxable income

(computed without regard to any deduction for dividends paid), if any, for the taxable year ended March 31, 2011 and substantially all of such investment company taxable income for any short taxable year beginning on April 1, 2011 and ending on the date of Closing (the “short taxable year”), (ii) at least 90% of the excess, if any, of Acquired Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ended March 31, 2011 and at least 90% of such net tax-exempt income for the short taxable year, and (iii) all of Acquired Fund’s net capital gains recognized in its taxable year ended March 31, 2011 and substantially all of any such capital gain recognized in the short taxable year (in each case after reduction for any capital loss carry-over).

(f)      That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the SEC, NYSE Amex and state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of a Fund.

(g)           That prior to or at the Closing, each Fund shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the Acquisition is carried out in accordance with the applicable laws of the State of Minnesota and Commonwealth of Massachusetts, this Agreement and in accordance with customary representations provided by Acquired Fund and Acquiring Fund with regard to matters of fact in certificates delivered to SRSY:

(1)           The acquisition by the Acquiring Fund of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares, followed by the distribution by Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of Acquired Fund, should qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Acquired Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)           No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(3)           No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets of Acquired Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(4)           No gain or loss will be recognized by Acquired Fund upon the distribution of the Acquiring Fund Shares to its shareholders in complete liquidation of Acquired Fund pursuant to Section 361(c)(1) of the Code.

(5)           The tax basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the tax basis of these assets in the hands of Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(6)           The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code;

(7)           No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code;

(8)           The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9)           The holding period of the Acquiring Fund Shares to be received by each shareholder of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the Acquisition pursuant to Section 1223(l) of the Code; and

(10)           Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of Treasury (the “Treasury Regulations”)) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the conditions set forth in this paragraph 9(g).

(h)           That Acquiring Fund shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Acquired Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1)           Acquired Fund is in good standing under the laws of the State of Minnesota;

(2)           Acquired Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

(3)           Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Acquired Fund, the unfavorable outcome of which would materially and adversely affect Acquired Fund;

(4)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Acquired Fund of the Acquisition, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Minnesota laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(5)           Neither the execution, delivery nor performance of this Agreement by Acquired Fund violates any provision of its Articles of Incorporation, its By-Laws, or the provisions of any agreement or other instrument known to such counsel to which Acquired Fund is a party or by which Acquired Fund is otherwise bound; and

(6)           This Agreement has been validly authorized and executed by Acquired Fund and represents the legal, valid and binding obligation of Acquired Fund and is enforceable against Acquired Fund in accordance with its terms.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Acquired Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Acquired Fund.

(i)           That Acquired Fund shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1)           Acquiring Fund is in good standing under the laws of the Commonwealth of Massachusetts;

(2)           Acquiring Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

(3)           Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Acquiring Fund, the unfavorable outcome of which would materially and adversely affect Acquiring Fund;

(4)           The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Section 1 hereof, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

(5)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Acquiring Fund of the Acquisition, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(6)           Neither the execution, delivery nor performance of this Agreement by Acquiring Fund violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument known to such counsel to which Acquiring Fund is a party or by which Acquiring Fund is otherwise bound; and

(7)           This Agreement has been validly authorized and executed by Acquiring Fund and represents the legal, valid and binding obligation of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

In giving the opinions set forth above, SRSY may rely on certificates of the officers of Acquiring Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Fund.

(j)           That Acquiring Fund’s Registration Statement with respect to the shares of beneficial interest of Acquiring Fund to be delivered to Acquired Fund’s shareholders in accordance with Section 1 hereof shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)           That the shares of beneficial interest of Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

(l)           That at the Closing, Acquired Fund transfers to Acquiring Fund aggregate Net Assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of Acquired Fund at the Close of Business on the Valuation Date.

10.           Fees and Expenses                                           The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne 40% by Delaware Management Company, a series of Delaware Management Business Trust, and 30% by each Fund.

11.	Termination; Waiver; Order

(a)           Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Acquisition abandoned at any time (whether before or after shareholder approval thereof) by the mutual consent of both Funds or by either Fund if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived.

(b)           If the Acquisition has not been consummated by December 31, 2011, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Funds.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d)           At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by whichever Fund is entitled to the benefit thereof.

(e)            The respective representations, warranties and covenants contained in Sections 4 through 8 hereof shall expire with, and be terminated by, the consummation of the Acquisition, and neither Acquired Fund nor Acquiring Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, trustee, agent or shareholder of Acquired Fund or Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing which shall impose any terms or conditions that are determined by action of the Board of Directors of Acquired Fund and the Board of Trustees of Acquiring Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of either Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.	Liability of Acquiring Fund and Acquired Fund

(a)      Each party acknowledges and agrees that all obligations of Acquiring Fund under this Agreement are binding only with respect to Acquiring Fund; that any liability of Acquiring Fund under this Agreement or in connection with the Acquisition shall be discharged only out of the assets of Acquiring Fund; and that Acquired Fund shall not seek satisfaction of any such obligation or liability from the shareholders, trustees, officers, employees or agents of Acquiring Fund, or any of them.

(b)      Each party acknowledges and agrees that all obligations of Acquired Fund under this Agreement are binding only with respect to Acquired Fund; that any liability of Acquired Fund under this Agreement or in connection with the Acquisition shall be discharged only out of the assets of Acquired Fund; and that Acquiring Fund shall not seek satisfaction of any such obligation or liability from the shareholders, trustees, officers, employees or agents of Acquired Fund, or any of them.

13.           Final Tax Returns and Forms 1099 of Acquired Fund

(a)           After the Closing, Acquired Fund shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by Acquired Fund with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b)           Notwithstanding the provisions of Section 1 hereof, any expenses incurred by Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing shall be borne by Acquired Fund to the extent such expenses have been or should have been accrued by Acquired Fund in the ordinary course without regard to the Acquisition contemplated by this Agreement; any excess expenses shall be borne by Delaware Management Company, a series of Delaware Management Business Trust, at the time such Tax returns and Forms 1099 are prepared.

14.           Cooperation and Exchange of Information

Acquiring Fund and Acquired Fund will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of Acquired Fund and

Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

15.	Entire Agreement and Amendments

This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

16.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

17.           Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Acquired Fund or Acquiring Fund at 2005 Market Street, Philadelphia, PA  19103, Attention: Secretary.

18.           Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of [                 ].

19.           Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

IN WITNESS WHEREOF, Acquired Fund and Acquiring Fund have each caused this Agreement and Plan of Acquisition to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Delaware Investments Arizona Municipal Income Fund, Inc.

By:
Richard J. Salus

Senior Vice President and Chief Financial Officer

Delaware Investments National Municipal Income Fund

By:
Richard J. Salus
Senior Vice President and Chief Financial Officer

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – MAY 23, 2011
DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, David F. Connor, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Monday, May 23, 2011 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2011:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

Vote on Approval of Agreement and Plan of Acquisition

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Acquisition providing for (i) the acquisition by Delaware Investments National Municipal Income Fund (the “Acquiring Fund”) of substantially all of the assets of Delaware Investments Arizona Municipal Income Fund, Inc. (the “Target Fund”), in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.	0	0	0

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – MAY 23, 2011
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, David F. Connor, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Monday, May 23, 2011 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2011:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Vote on Approval of Agreement and Plan of Acquisition

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Acquisition providing for (i) the acquisition by Delaware Investments National Municipal Income Fund (the “Acquiring Fund”) of substantially all of the assets of Delaware Investments Arizona Municipal Income Fund, Inc. (the “Target Fund”), in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.	0	0	0

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

STATEMENT OF ADDITIONAL INFORMATION

[_____], 2011

of the Registration Statement on Form N-14 of
Delaware Investments National Municipal Income Fund

2005 Market Street
Philadelphia, PA  19103-7094

Acquisition of Substantially All of the Assets of
Delaware Investments Arizona Municipal Income Fund, Inc. (NYSE Amex: VAZ)

By and In Exchange for Shares of
Delaware Investments National Municipal Income Fund (NYSE Amex: VFL)

This Statement of Additional Information (“SAI”) supplements the information contained in the joint proxy statement/prospectus (the “Prospectus”) dated [____], 2011 for Delaware Investments National Municipal Income Fund (the “Acquiring Fund”) and Delaware Investments Arizona Municipal Income Fund, Inc. (the “Target Fund”).  Each of the Acquiring Fund and the Target Fund is sometimes referred to herein as a “Fund” and they are referred to collectively as the “Funds.”

This SAI relates to the joint special meeting of shareholders of the Funds to be held May 23, 2011 to vote on an Agreement and Plan of Acquisition whereby the Acquiring Fund will acquire the assets of the Target Fund in exchange for newly issued shares of the Acquiring Fund, which will be distributed to holders of shares of the Target Fund.

This SAI should be read in conjunction with the Prospectus.  Capitalized terms not defined herein are used as defined in the Prospectus.  This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.  You can request a copy of the Prospectus by calling 1-800-523-1918 or by writing to the Funds, Account Services, 2005 Market Street, Philadelphia, PA  19103.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this SAI is truthful or complete.  Any representation to the contrary is a criminal offense.

Table of Contents
Incorporation by Reference of Certain Documents

About the Funds

Investment Strategies and Risks

Investment Policies and Restrictions

Portfolio Turnover

Officers and Board Members

Board Compensation

Board Leadership Structure

Code of Ethics

Proxy Voting Policy

Independent Registered Public Accounting Firm

Legal Counsel

Trading Practices and Brokerage

Investment Manager

Portfolio Managers

Ownership of Securities

Distributions and Taxes

Financial Statements and Pro Forma Financial Statements

1 1 1 18 20 21 25 25 28 28 29 29 29 31 32 34 34 43

                                                                                                                                                                     i

Incorporation by Reference of Certain Documents

This SAI incorporates by reference the following documents, which will be provided to any shareholder who requests this SAI and which are legally considered to be a part of this SAI:

•	Annual report of the Acquiring Fund for the year ended March 31, 2010, filed via EDGAR on May 28, 2010 (Accession No. 0001206774-10-001363).

•	Semi-annual report of the Acquiring Fund for the period ended September 30, 2010, filed via EDGAR on December 7, 2010 (Accession No. 0001206774-10-002566).

•	Annual report of the Target Fund for the year ended March 31, 2010, filed via EDGAR on May 28, 2010 (Accession No. 0001206774-10-001360).

•	Semi-annual report of the Target Fund for the period ended September 30, 2010, filed via EDGAR on December 7, 2010 (Accession No. 0001206774-10-002565).

These Annual and Semi-Annual Reports can also be obtained, without charge, by calling 800 523-1918.

About the Funds

The Acquiring Fund is a Massachusetts business trust.  The Target Fund is a Minnesota corporation.  Each Fund is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Fund’s shares trade on NYSE Amex Equities (the “Exchange”).  The Acquiring Fund has outstanding common shares of beneficial interest.  The Target Fund has outstanding shares of common stock.  All references to “shares” in this SAI refer to such shares of the Funds, except where noted or context requires otherwise.  The Funds’ investment manager is Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, which is a registered investment adviser.  Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P.  Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.  Macquarie Group is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services.

Investment Strategies and Risks

The Funds’ investment objectives, strategies, and risks are described in the Prospectus.  The following discussion supplements such description.

 The Funds invest primarily in municipal obligations, also known as tax-exempt obligations.  The term “Municipal Obligations” refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status) and, with respect to the Target Fund, personal income tax of the State of Arizona, if any.  Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.  Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.  In addition, municipal obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

Securities in which the Funds may invest, including municipal obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by the United States Congress or a state’s legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal obligations may be materially affected.

From time to time, legislation has been introduced in the United States Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on municipal obligations, some of which have been enacted.  Additional proposals may be introduced in the future which, if enacted, could affect the availability of municipal obligations for investment by the Funds and the value of each Fund’s portfolio.  In such event, the Manager may reevaluate a Fund’s investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

To the extent that the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or Fitch, Inc. (“Fitch”) for municipal obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment policies.  The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings provide an initial criterion for selection of portfolio investments, the Manager will subject these securities to other evaluative criteria prior to investing in such securities.

Advance Refunded Bonds

Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date.  In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond.  Escrow secured bonds will often receive a rating of triple A from S&P and Moody’s.

Floating Rate or Variable Demand Notes

The Funds may purchase “floating-rate” and “variable-rate” obligations.  Variable or floating rate demand notes (“VRDNs”) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.  The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date.  The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index.  The Manager will decide which variable or floating rate demand instruments a Fund will purchase in accordance with procedures prescribed by the Board to minimize credit risks.  Any VRDN must be of high quality as determined by the Manager and subject to review by the Board, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature.  A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Board.  If the quality of any VRDN falls below the quality level required by the Board and any applicable rules adopted by the SEC, a Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of the Fund and its shareholders.

Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 15% of a Fund’s net assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund.  If not rated, such instruments must be found by the Manager under guidelines established by a Fund’s Board, to be of comparable quality to instruments that are rated high quality.  A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

Forward Commitments

New issues of municipal obligations and other securities are often purchased on a “when issued” or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction.  The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment.  Each Fund may enter into such “forward commitments” if it holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price.  There is no percentage limitation on a Fund’s total assets which may be invested in forward commitments.  Municipal obligations purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Municipal obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery.  Purchasing municipal obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value.  Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s Manager deems it appropriate to do so.  A Fund may realize short-term profits or losses upon the sale of forward commitments.

Illiquid Investments and Restricted Securities

Each Fund is permitted to invest up to 15% of the value of its net assets in illiquid investments.  An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment.  “Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities 1933.  Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.  However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act, certain forms of interest only and principal only, mortgaged backed U.S.  government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act).  The Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Manager to be liquid in accordance with standards established by each Fund’s Board.  Under these guidelines, the Manager must consider, among other things: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.)

A less liquid secondary market may have an adverse effect on a Fund’s ability to dispose of particular issues, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage this risk, the Manager evaluates the size of a bond issuance as a way to anticipate its likely liquidity level.  Swap agreements may be treated as illiquid securities, but swap dealers may be willing to repurchase interest rate swaps within seven days.  If the Manager determines that a restricted Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund’s holdings of illiquid securities exceed such Fund’s 15% limit on investment in such securities, the Manager will determine what action to take to ensure that such Fund continues to adhere to such limitation.

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop.  Investing in restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

The Funds are permitted to invest in municipal leases.  Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments.  However, subject to Board standards similar to the standards applicable to restricted securities (as discussed above), the Manager may treat certain municipal leases as liquid investments and not subject to the policy limiting illiquid investments.

Derivatives

Although neither Fund currently does so to a significant extent, each Fund may also invest in certain types of derivatives, such as swaps and options, and each Fund may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt, so long as the Fund’s investments in taxable securities (including investments in inverse floaters on taxable securities) combined with its investments in securities rated below investment grade, if any, are limited to 20% of the Fund’s net assets.  Each Fund may invest up to 15% of total net assets in credit default swaps.   Use of these strategies can increase a Fund’s operating costs and can lead to loss of principal.

As described further below with respect to specific types of derivatives, the Funds face the possibility of a significant loss from the use of a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the Manager had anticipated.  Derivatives also involve additional expenses, which could reduce any benefit or increase any loss from using the strategy.  The Funds will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to improve diversification or to earn additional income.  The Manager will generally use derivatives for purposes that are consistent with a Fund’s investment objectives.

If a Fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, a Fund could experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.   The Manager tries to minimize this risk by considering the creditworthiness of all parties before a Fund enters into transactions with them.  The Funds will hold collateral from counterparties consistent with applicable regulations.

Interest Rate and Index Swaps

Although neither Fund currently does so to a significant extent, each Fund may also invest in certain types of derivatives, such as swaps and options, and each Fund may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt, so long as the Fund’s investments in taxable securities (including investments in inverse floaters on taxable securities) combined with its investments in securities rated below investment grade, if any, are limited to 20% of the Fund’s net assets.  Use of these strategies can increase a Fund’s operating costs and can lead to loss of principal.  Each Fund may invest in interest rate and index swaps to the extent consistent with its respective investment objectives and strategies.  A Fund will invest in interest rate swaps to adjust its sensitivity to interest rates by changing its duration, to hedge against changes in interest rates or to gain exposure to markets in which the Fund invests.  A Fund may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not available to the Fund on favorable terms.  Each Fund may invest in futures, options and swaps as long as each Fund’s investments in these securities when aggregated with other taxable investments and securities that are rated below investment grade do not exceed 20% of the Fund’s total net assets.

Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty.  Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate.  The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount.  For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty.  The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount.  The payment streams may thus be thought of as interest payments on the notional amount.  The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly.  The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

The typical minimum notional amount is $5 million.  Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (“LIBOR”) or the rate set by the Bond Market Association (“BMA”).  The typical maximum term of an interest rate swap agreement ranges from 1 to 12 years.  Index swaps tend to be shorter term, often for one year.  The portfolio managers presently intend to purchase swaps with maturities of up to 30 years.

A Fund may also engage in index swaps, also called total return swaps.  In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index.  In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal.  As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction.  The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

Swap transactions provide several benefits to a Fund.  Interest rate swaps may be used as a duration management tool.  Duration is a measure of a bond’s interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond.  In general, the longer a bond’s duration, the more sensitive the bond’s price will be to changes in interest rates.  The average duration of a Fund is the weighted average of the durations of the Fund’s fixed-income securities.

If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences.  By using an interest rate swap, a Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR or BMA payments adjusted every six months.  The duration of the floating rate payments received by the Fund may be six months.  In effect, a Fund can reduce the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

A Fund may also use swaps to gain exposure to specific markets.  Other uses of swaps are to help a Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date.  Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream.  This risk is often referred to as counterparty risk.  If there is a default by a counterparty in a swap transaction, a

Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction.  Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction.  A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgment proof due to insolvency, for example.  A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.  The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer.  A Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager.  In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions.  If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used.  It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

The extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

Each Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund’s payment obligations over its entitled payments with respect to each swap contract.  To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund’s net payment obligations.

Interest rate swaps may be considered liquid securities because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.  Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms).  Each Fund will consider the liquidity of each interest rate swap on an individual basis and treat all index swaps as subject to the limitation on illiquid investments.  For purposes of calculating any percentage limitations, each Fund will refer to the notional amount of the swap.

Interest rate swaps will be priced using market prices.  Index swaps will be priced using fair value pricing.  The income provided by an interest rate swap should be qualifying income for purposes of Subchapter M of the Code.  Interest rate swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Credit Default Swaps

Each Fund may invest up to 15% of total net assets in credit default swaps.  Each Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies.  A Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.  A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index).  In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium.  In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities.  The benefit for the seller of protection is the premium income it receives.  A Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of the Fund’s portfolio holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities).  A Fund also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty and credit risks.  CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities.  The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund’s investments in the CDS contracts is limited to 15% of the Fund’s total net assets.  As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

Where a Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS.  To the extent that the Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (1) the reference security (or basket of securities), (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (3) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation.  To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation.  If the CDS permits the Fund to offset its obligations against the obligations of the counterparty under the CDS, then the Fund will only designate on its books and records cash or liquid securities sufficient to cover the Fund’s net obligation to the counterparty, if any.  All cash and liquid securities designated by the Fund to cover its obligations under CDSs will be marked to market daily to cover these obligations.

As the seller of protection in a CDS contract, a Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a “Credit Event”).  If a Credit Event occurs, a Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value.  Provided that no Credit Event occurs, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection.  In addition, if no Credit Event occurs during the term of the CDS contact, a Fund would have no delivery requirement or payment obligation to the purchaser of protection.  As the seller of protection, a Fund would have credit exposure to the reference security (or basket of securities).  A Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection.  In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities).  A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Fund if a Credit Event should occur.  This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities).  If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated.  The term of a CDS contract, assuming no Credit Event occurs, is typically between 2 and 5 years.  CDS contracts may be unwound through negotiation with the counterparty.  Additionally, a CDS contract may be assigned to a third party.  In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Fund to terminate the CDS contract.

A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations.  If there is a default by a counterparty who is a purchaser of protection, a Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection.  If there is a default by a counterparty that is a seller of protection, a Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event occurs.  CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, a Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement.  As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies.  For example, the counterparty may be judgment proof due to insolvency.  A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Inverse Floaters

Each Fund may invest in inverse floaters.  Each Fund may invest up to 25% of each Fund’s respective net assets in inverse floaters when the underlying bond is tax-exempt.  Otherwise, each Fund’s investments in taxable instruments and any securities rated below investment grade, including any inverse floaters on taxable bonds, are limited to 20% of the Fund’s respective net assets.  Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction to short-term interest rates or interest rate indices.

Certain expenses of an inverse floater program will be deemed to be expenses of a Fund where the Fund has transferred its own municipal bonds to the trust that issues the inverse floater.  To the extent that income from the inverse floater offsets these expenses, the additional income will have a positive effect on a Fund’s performance.  Conversely, to the extent that these expenses exceed income earned from the trust collateral, the shortfall will have a negative effect on performance.  Typically, the Funds invest in inverse floaters that permit the holder of the inverse floater to terminate the program in the event the fees and interest expense exceed income earned by the municipal bonds held by the trust.  Inverse floaters may be more volatile than other tax-exempt investments.

Investment Companies

Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.  However, each Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”

Municipal Lease Obligations

Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing.  In determining leases in which the Funds will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease.  Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution.  State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

The statutes of many states contain requirements with which such states and municipalities must comply whenever incurring debt.  These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements.  Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the statutory requirements for the issuance of debt.  The debt issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the “non-appropriation” clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body.  The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

Options and Futures

The Funds may to the extent consistent with their investment objectives and policies utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management.  Options and futures may be used to attempt to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities.  The use of options and futures is a function of market conditions.  Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the appropriate Board.

Options on Securities.  Each Fund may write (i.e., sell) covered put and call options and purchase call options on the securities in which they may invest and on indices of securities in which they may invest, to the extent such put and call options are available.  Each Fund may also purchase put options on indices of securities in which it may invest, to the extent such put options are available.

Each Fund may invest up to an aggregate of 20% of the Fund’s net assets in futures, options and swaps as long as each Fund’s investments in these securities when aggregated with other taxable investments and any securities rated below investment grade do not exceed 20% of the Fund’s total net assets.

A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price.  A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid.  It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium.  In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid.  It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price.  If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors.  If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value.  These risks could be reduced by entering into a closing transaction.  The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

The Funds may engage in listed options transactions on the various national securities exchanges or in the over-the-counter market.  Over-the-counter options are purchased or written by the Fund in privately negotiated transactions.  Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so.  Over-the-counter options are subject to the Funds’ illiquid investment limitation.

Participation in the options market involves investment risks and transaction costs to which a Fund would not be subject absent the use of this strategy.  If the Manager’s predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used.  Risks inherent in the use of options include: (a) dependence on the Manager’s ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Futures Contracts and Options on Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of securities in which the Fund may invest (“futures contracts”) and may purchase and write put and call options to buy or sell futures contracts (“options on futures contracts”).  Each Fund may invest up to an aggregate of 20% of the Fund’s net assets in futures, options and swaps as long as each Fund’s investments in these securities when aggregated with other taxable investments and any securities rated below investment grade do not exceed 20% of the Fund’s total net assets.  A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date.  The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck.  Options on futures contracts to be written or purchased by a Fund will be traded on or subject to the rules of the particular futures exchange designated by the Commodity Futures Trading Commission (“CFTC”).  The successful use of such instruments draws upon the Manager’s experience with respect to such instruments and usually depends upon the Manager’s ability to forecast interest rate movements correctly.  Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used.  In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

A Fund’s use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements.  To the extent required to comply with applicable SEC releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit.

Each Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation.  Accordingly, each Fund is not subject to registration or regulation as a CPO.

Private Purpose Bonds

The Code limits the amount of new “private purpose” bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax.  “Private purpose” bonds are issues whose proceeds are used to finance certain non-government activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities.  The tax-exempt status of certain bonds also depends on the issuer’s compliance with specific requirements after the bonds are issued.

If a Fund invests in newly-issued private purpose bonds, a portion of that Fund’s distributions would be subject to the federal alternative minimum tax.  The Funds may invest up to 20% of their assets in bonds the income from which is subject to the federal alternative minimum tax.

Repurchase Agreements

Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities.  Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price.  A Fund will take custody of the collateral under repurchase agreements.  Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred.  The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchased security.  Such transactions afford an opportunity for a Fund to invest temporarily available cash on a short-term basis.  Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods.  A Fund’s risk is limited to the seller’s ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security.  In addition, should such an issuer default, the Manager believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery.  A Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements.  A Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price.  The underlying securities will be limited to those described above.

A Fund will limit its investments in repurchase agreements to those which the Manager determines to present minimal credit risks and which are of high quality.  In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund’s yield under such agreements which is monitored on a daily basis.  Such collateral is held by a Fund’s custodian in book entry form.  Such agreements may be considered loans under the 1940 Act, but a Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

The funds in the Delaware Investments family (each a Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption from the joint transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances.  The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements

Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.  Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security.  At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation.  Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above.  This speculative technique is referred to as leveraging.  Leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased.  Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced.  The Manager believes that the limited use of leverage may facilitate the Fund’s ability to provide high current income.

Taxable Obligations

The Funds may invest to a limited extent in obligations and instruments the interest on which is includable in gross income for purposes of federal and state income (or property) taxation.  The Funds also may invest in certificates of deposit, bankers’ acceptances and other time deposits.  Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  Time deposits are non negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

U.S.  Government Obligations

The Funds may invest in securities issued or guaranteed by the U. S. government or its agencies or instrumentalities.  These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance.  Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of 1 to 10 years; and Treasury Bonds generally have maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself.  Although the U.S. government provides financial support to such U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  The Funds will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

Zero Coupon Bonds and Pay-in-Kind Bonds

The Funds may invest in zero-coupon and payment-in-kind municipal obligations.  Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.  Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year.  Each Fund has qualified as a regulated investment company under the Code.  Accordingly, during periods when a Fund receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities.  Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.  Payment-in-kind securities are securities that pay interest through the issuance of additional securities.  Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

Insured Securities

Financial health of municipal bond insurance companies.  About one half of the $2.77 trillion in outstanding U.S.  municipal bonds are “wrapped” with a municipal bond insurance policy from one of several “monoline” financial guarantors.  The municipal financial guaranty business began in 1971 when Ambac Indemnity Corporation (“Ambac”) began underwriting bond insurance policies for municipalities.  MBIA Insurance Corp.  (“MBIA”) began underwriting bond insurance policies in 1973.  The insurance policies of Ambac and MBIA received the highest quality insurer financial strength ratings of AAA from Moody’s, S&P, and Fitch, Inc. (“Fitch”).  Over time a total of five other monoline firms - Assured Guaranty Corp.  (“Assured Guaranty”), CIFG Assurance North America (“CIFG”), Financial Guaranty Insurance Co.  (“FGIC”), Financial Security Assurance, Inc. (“FSA”), and XL Capital Assurance, Inc. (“XLCA”) - entered the financial guaranty business, offering insurance policies that were rated AAA by all three rating agencies.  Berkshire Hathaway Assurance Corporation (“BHAC”), a subsidiary of Berkshire Hathaway, Inc., began offering municipal bond insurance policies in 2008.  S&P assigned a AAA insurer financial strength rating to BHAC on April 14, 2008 while Moody’s rated the insurer financial strength rating of BHAC at Aaa on April 25, 2008.  Two specialty “second tier” monolines, Radian Asset Assurance, Inc. (“Radian”) and ACA Financial Guaranty Corp.  (“ACA”), offer insurance policies with insurer financial strength and claims paying resources that initially were rated at less than AAA.

Over the past several years, several financial guarantors expanded their business lines to include the writing of insurance policies and credit default swap contracts for structured finance, which includes residential mortgage backed securities (“RMBS”) and collateralized debt obligations (“CDOs”) that contain both sub-prime and prime mortgages and home equity lines of credit (“HELOCs”).  The structured finance portion of the financial guarantors accounted for about one third of the $2.5 trillion in insured par values.

The national housing slowdown and the widespread decline of home prices that began in 2006 triggered a significant increase in mortgage delinquencies and foreclosures, especially in the sub-prime mortgage sector.  The rate of delinquencies and foreclosures greatly exceeded historical averages, especially for sub-prime mortgages and HELOCs that were underwritten in 2006 and 2007 as underwriting standards declined.  During the summer and fall of 2007, all but two of the seven “first tier” or AAA-rated financial guarantors began to report sharp increases in their mark-to-market losses associated with the credit default swap contracts for insured RMBS and CDO exposure.  The monoline insurers also began to set aside case loss reserves for future expected monetary losses associated with the payment of future claims in their structured finance portfolios.  With the rise in delinquencies and weaker performance in mortgage pools, and CDOs with sub-prime exposure, the three rating agencies developed updates of their capital adequacy models for the financial guarantors.  Extensive revisions to the capital models were completed in the second half of 2007.  The revised capital models projected that future cumulative losses from sub-prime mortgages, HELOCs, and CDOs with sub-prime exposure would eat into the excess capital reserves that are necessary for the monoline insurers to maintain their AAA insurer financial strength rating.  All three rating agencies disclosed that several of the monoline insurers would experience capital shortfalls that would require new capital infusions and risk reduction measures or else the insurer financial strength rating for the monoline insurers would be downgraded to below AAA.

In response to the higher loss expectations in structured finance, several of the monoline insurers including Ambac, MBIA, Assured Guaranty, and CIFG announced or completed plans to raise additional capital and claims paying resources.  Starting in January 2008, the three rating agencies began to take negative actions against a number of the municipal bond insurers.  These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade.  Through early April 2008, five of the seven first-tier monoline insurers had been downgraded by one or more of the rating agencies.  By June 19, 2008, MBIA and Ambac, the two largest municipal bond insurers, were no longer rated triple-A by any of the three rating agencies.

During 2008, the rating agencies continued to revise their capital adequacy models to incorporate higher loss assumptions in the insured structured finance portfolios of RMBS and CDOs with mortgage backed securities exposure.  These more severe stress case loss scenarios resulted in additional downgrades for the monoline firms with three bond insurers, CIFG, FGIC, and Syncora (formerly XLCA) receiving downgrades on their insurer financial strength ratings to below investment grade.  In July 2008, Moody’s placed the Aaa ratings of Assured Guaranty and FSA under review for possible downgrade due to stress case losses in their respective insured mortgage backed securities portfolios.  In early October 2008, the AAA ratings of FSA were placed on CreditWatch Negative by S&P and on Rating Watch Negative by Fitch due to the risk of additional expected losses in its insured structured finance portfolio.

On November 21, 2008, Moody’s downgraded to Aa2 from Aaa the insurer financial strength rating of Assured Guaranty and assigned a stable outlook.  Also on November 21, 2008, Moody’s downgraded the insurer financial strength rating of FSA to Aa3 from Aaa with a developing outlook.  On November 14, 2008 Assured Guaranty announced an agreement to acquire FSA.

During 2008, the par amount of long-term municipal bonds sold with a bond insurance policy was $72.181 billion or 18.53% of total municipal issuance.

In mid February 2009, MBIA announced a restructuring of the firm (the “Transformation”) with the creation of a new US public finance bond insurance company, MBIA Insurance Corporation of Illinois, which will take on 100% of the $537 billion public finance portfolio of MBIA Corp., including the $184 billion reinsurance transaction with FGIC.  The structured finance portfolio will remain with MBIA Insurance Corp.  The new public finance monoline was renamed National Public Finance Guarantee Corporation (“National”) The new “municipal only” bond insurer was initially rated Baa1 by Moody’s and AA- by S&P in February 2009.  S&P further downgraded National to A on June 9, 2009.  Shortly after the transaction was approved by the New York State Insurance Commissioner, certain policyholders in the structured finance portfolio filed a class action lawsuit against MBIA Inc. and related parties alleging that the transaction is a fraudulent conveyance in breach of contract of their financial guaranty policyholders.

On March 16, 2009, shareholders of Assured Guaranty approved the acquisition of Financial Security Assurance Holding, Ltd (“FSA”).  The purchase of FSA by Assured Guaranty has been approved by the New York State Insurance Department and the Oklahoma Insurance Department.  The principal remaining conditions for Assured Guaranty’s acquisition of FSA are: (1) finalization of arrangements under which Dexia SA retains the responsibility for FSA’s Financial Products business and (2) confirmation by Moody’s, S&P, and Fitch that the acquisition of FSA would not have a negative impact on Assured Guaranty’s or FSA’s insurer financial strength ratings.

On March 25, 2009, S&P revised the outlook of the AAA rating on Berkshire Hathaway Assurance Corporation to negative.  The S&P rating action means that there are now no AAA rated monoline insurers that have retained “AAA/Stable” outlooks from all of the rating agencies.

On April 8, 2009, Moody’s downgraded Berkshire Hathaway Assurance Corporation to Aa1 from AAA and assigned a stable outlook.

On April 20, 2009, S&P affirmed the AAA insurer financial strength rating of FSA, but revised the outlook to negative.

On May 4, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA from AAA and placed the rating on Rating Watch Evolving.

On May 11, 2009, Fitch downgraded the insurer financial strength rating of FSA to AA+ from AAA.

On May 13, 2009 a second lawsuit was filed against MBIA Inc., MBIA Insurance Corporation, and MBIA Insurance Corporation of Illinois alleging fraudulent conveyance in the financial restructuring announced by MBIA as it launched a separate municipal-only municipal bond insurance subsidiary, National Public Finance Guarantee

Corporation.  The plaintiffs include a consortium of domestics and international banks, including J.P.  Morgan Chase, Wachovia, Morgan Stanley Capital Services, Citibank, the Royal Bank of Scotland, Barclays Banks PLC, HSBC Bank USA, UBS AG, and Societe General, among others.

On May 20, 2009 Moody’s placed its Aa2 rating on Assured Guaranty under review for possible downgrade.

On June 10, 2009, Assured Guaranty, Ltd.  and Dexia announced that the closing conditions have been met for the acquisition of Financial Assurance Holdings, Ltd.  by Assured Guaranty.  Assured and Dexia announced that they expect to close the transaction on July 1, 2009.  (Sources: various reports and press releases by Moody’s, S&P, and Fitch and press releases by Assured Guaranty and MBIA.)

On October 12, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA- from AA.  Fitch also downgraded FSA to AA from AA+.

On November 2, 2009, Financial Security Assurance, Inc. (FSA) changed it name to Assured Guaranty Municipal Corporation (“AGMC”).

On November 12, 2009, Moody’s downgraded the insurer financial strength rating of Assured Guaranty to Aa3 from Aa2 and kept the rating under review for downgrade.  Moody’s confirmed the insurer financial strength rating of Assured Guaranty Municipal Corporation at Aa3 with a negative outlook.

During 2009, the par amount of long-term municipal bonds sold with a bond insurance policy was $35.432 billion or 8.64% of total municipal issuance.

On February 4, 2010, S&P downgraded the insurer financial strength rating of BHAC to AA+ from AAA, with a stable outlook.

On February 10, 2010, Fitch withdrew its ratings on Assured Guaranty Corporation and Assured Guaranty Municipal Corporation.

On March 25, 2010, S&P revised its insurer financial strength ratings on Ambac Assurance Corporation to “R” from “CC”.  The rating agency made the change following a directive by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) to Ambac to establish a segregated account for certain of Ambac Assurance Corporation’s liabilities, primarily insurance policies related to credit derivatives, residential mortgage-backed securities, (“RMBS”) and other structured finance transactions.  In conjunction with the establishment of the segregated account, the OCI has commenced rehabilitation proceedings with respect to the liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities.

On October 25, 2010, S&P lowered its counterparty and financial strength ratings on Assured Guaranty Corp.  and Assured Guaranty Municipal Corp.  to AA+ from AAA.  The outlook on both companies is stable.

 On November 8, 2010, Ambac Financial Group (“AFG”), the parent of Ambac Assurance Corporation, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.  As a result of the bankruptcy filing of AFG, S&P withdrew its ratings on Ambac Assurance Corporation and related entities on November 30, 2010.  Moody’s confirmed its Caa2 rating on Ambac Assurance Corporation on November 23, 2010.

On December 10, 2010, S&P lowered its counterparty, financial strength, and financial enhancement ratings on National Public Finance Guarantee Corp.  to BBB from A, with a developing outlook.

For the first 11 months of 2010, total long-term sales of municipal bonds were $385.801 billion.  The total amount of municipal bonds sold as insured was $24.855 billion or 6.44% of total issuance.

Funds’ investment in insured bonds.  The Manager anticipates that substantially all of the insured municipal obligations in the Funds’ investment portfolios will be covered by either primary insurance or secondary market insurance.  Primary insurance is a municipal bond insurance policy that is attached to a municipal bond at the time the bond is first sold in the primary market (“Primary Insurance”).  Secondary market insurance is a municipal bond insurance policy that is underwritten for a bond that has been previously issued and sold (“Secondary Market Insurance”).  Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business.  Premiums for Secondary Market Insurance, if any, would be paid from a Fund’s assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

Insurer financial strength ratings are provided by Moody’s, S&P, and Fitch.  A Moody’s insurance insurer financial strength rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims.  An insurer with an insurer financial strength rating of Aaa is adjudged by Moody’s to be of the best quality.  In the opinion of Moody’s, the policy obligations of an insurance company with an insurer financial strength ratio of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.  An S&P insurer financial strength, financial enhancement rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with its terms.  An insurer with an insurer financial strength, financial enhancement rating of AAA has the highest rating assigned by S&P.  The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.  A Fitch Insurer Financial Strength (“IFS”) rating provides an assessment of the financial strength of an insurance company and its capacity to meet senior obligations to policyholders and contract holders on a timely basis.  Insurers that are assigned a AAA IFS rating by Fitch are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations.  For such companies, risk factors are minimal and the impact of any adverse business and economic factors are expected to be extremely small.

An insurer financial strength rating by Moody’s, S&P, or Fitch does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract.  Furthermore, an insurer financial strength rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings by Moody’s, S&P, or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance financial strength ratings.  The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Assured Guaranty has insurance financial strength ratings of Aa3 from Moody’s and AA+ from S&P.  Assured Guaranty Municipal Corporation has insurance financial strength ratings of Aa3 from Moody’s and AA+ from S&P.  BHAC is rated Aa1 by Moody’s and AA+ by S&P.  These insurer financial strength ratings are as of December 28, 2010.  The insurer financial strength ratings of ratings of Ambac, CIFG, FGIC, MBIA, and Syncora have fallen below AAA by each of the rating agencies that continue to rate these monolines.  Insurer financial strength ratings for the municipal bond insurers may continue to change.

None of Assured Guaranty, Assured Guaranty Municipal Corporation, BHAC, or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

Arizona Obligations

Economic condition and outlook. Arizona’s economy, along with the rest of the nation, continued to contract in fiscal year 2009, as problems in the financial and housing markets continued, along with continued decline in labor markets. The Arizona Department of Commerce, Research Administration (“RA”) forecasts that the current set of problems inhibiting growth in the economy is expected to continue through 2011. These problems include high levels of unemployment, large debt loads, reduced income and wealth, weak housing and commercial real estate markets, rising health care costs and budget deficits in State and local governments. The November 2010 seasonally adjusted unemployment rate for Arizona was 9.4% (compared with 9.8% for the United States). The November 2010 rates for the Phoenix and Tucson metropolitan statistical areas were 8.9% and 8.8%, respectively.

 Total non-farm employment is forecast to decline 1.1% in 2010 and 0.7% in 2011. The RA’s October 2010 forecast calls for gains in five sectors and losses in six sectors over the two year forecast period (2009 to 2011). The major sectors in the Arizona economy where job gains are forecast include: educational and health services; professional and business services; trade, transportation and utilities; leisure and hospitality; and natural resources and mining. Sectors with projected job losses during the same period include: government; construction; financial activities; information; manufacturing; and other services.

 Government is the sector with the largest forecast job losses at 15,400, or 3.6%, during the 2009 to 2011 forecast period. RA expects manufacturing will shed 2,600 jobs during the forecast period for a decrease of 3.0% in 2010 and an increase of 1.3% in 2011. RA’s forecast calls for a decrease of approximately 13,100 or 10.2% of construction jobs during 2010 during the forecast period due to the continuing problems in housing and commercial real estate markets. Indicators of problems in these real estate markets include high rates of mortgage foreclosures and delinquency, low home prices, large amounts of unsold home inventories, abandoned commercial projects, bank failures, high vacancy rates for commercial properties, declining commercial property rents, low volume of home sales and low levels of new construction permits. Job losses in the financial activities industry are forecast to total more than 8,000, or 4.8%, from 2009 to 2011 due to constrained spending, increased savings and debt reduction by consumers and businesses in a weak economy.

 RA’s forecast calls for an increase of 5,800, or 1.2%, trade, transportation, and utilities jobs from 2009 to 2011. Education and health services, the sector with the largest projected job gains, is forecast to add 14,500 or 4.4%, jobs during the same period.

 General Fund. The General Fund (the chief operating fund of the State) ended the June 30, 2009 fiscal year with a deficit of $1.4 billion in unreserved fund balance and a $423.1 million reserved fund balance for a total fund balance deficit of $978.3 million. This compares to the previous year’s total fund balance of $361.6 million. Included in the $423.1 million reserved fund balance is $2.8 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of “Rainy Day Fund” established by the Legislature in 1991.

 Debt administration. Although the State issues no general obligation debt instruments, S&P has assigned the State an issuer rating of AA- ( with a negative outlook) (rating confirmed as of December 20, 2010). The Arizona Constitution provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security of long-term debt instruments. The State’s total long-term primary government debt increased 21% during the 2009 fiscal year to $8.1 billion. Changes during the year included the addition of revenue bonds, grant anticipation notes and certificates of participation of $1.0 billion, $55.42 million and $580.23 million, respectively. Also, the State retired $176.97 million of revenue bonds, $24.05 million of grant anticipation notes, and $97.02 million of certificates of participation.

 The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances as to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State are subject to limitations imposed by Arizona’s Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, budgeted expenditures are prohibited from exceeding 7.41% of the total personal income of the State in any fiscal year as estimated by the Economic Estimates Commission. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

 Legal proceedings. At any given time there may be numerous civil actions pending against the State of Arizona which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues.

 Other considerations. The Tax-Free Arizona Fund is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations. These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Investment Policies and Restrictions

As explained in the Prospectus, each Fund has fundamental investment restrictions and policies, which can be changed only with shareholder approval, as well as non-fundamental investment restrictions and policies, which may be changed by the Fund’s Board of Directors or Trustees at any time.  Each Fund’s fundamental investment restrictions are disclosed in the Prospectus.

To the extent consistent with its fundamental policies, each Fund (i) may invest up to 20% of its net assets in Municipal Obligations issued by or on behalf of territories of the United States – such as Guam, the U.S.  Virgin Islands or Puerto Rico – that are exempt from federal income tax (and for the Target Fund, exempt from Arizona income tax); (ii) may invest without limit in state or municipal leases and participation interests therein; (iii) may invest up to 15% of its total net assets in credit default swaps, consistent with its investment objectives and strategies.

As a non-fundamental policy, each Fund may not:

•
invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to securities issued or guaranteed by the U.S.  Government, its agencies or instrumentalities.

•
borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets, including the amount borrowed.  While any such borrowings exceed 5% of a Fund’s total assets, no purchases of investment securities will be made;

•
pledge, mortgage, hypothecate or otherwise encumber its assets, except that the Target Fund may do so to secure borrowings permitted by the above paragraph and the Acquiring Fund may do so to secure issuances permitted by the following paragraph (collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction);

•
issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent such issuance might be involved with respect to borrowings described above. (The Funds’ collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral requirements with respect to initial and variation margin are not considered by the Funds’ Boards of Directors or Trustees to be the issuance of a senior security.  The Funds’ obligations under interest rate swaps, caps and floors, when-issued and forward commitment transactions and similar transactions are not considered by the Funds’ Boards of Directors or Trustees to be the issuance of a senior security if covering assets are appropriately segregated.);

•	make short sales of securities;

•
underwrite any issue of securities, except to the extent that in connection with the purchase or disposition of portfolio securities in accordance with its investment objective, policies and limitations or the sale of its own shares the Fund may be deemed to be an underwriter;

•
purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or from exercising its rights under agreements relating to such Municipal Obligations (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage);

•	purchase or sell commodities or commodities contracts, except for hedging purposes;

•
make loans of money or property to any person, except through the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objective and policies or the acquisition of securities subject to repurchase agreements; or

•	invest for the purpose of exercising control over management of any company.

Except with respect to borrowing, these non-fundamental policies and restrictions apply at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

In applying the fundamental concentration restriction applicable to each Fund: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified as according to the underlying assets securities such securities.  This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting a Fund’s investments.

Neither Fund may invest more than 25% of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.  Each Fund may invest more than 25% of its total assets in industrial development revenue bonds.  In addition, it is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations.  In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

Housing Obligations.  A Fund may invest, from time to time, more than 25% of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects.  Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities.  Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans.  In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations.  Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Health Care Obligations.  A Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment.  The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

Utility Obligations.  A Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities.  Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

Transportation Obligations.  A Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities.  The major portion of an airport’s gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases.  Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements.  The air transport industry may experience significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties.  The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation.  Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

Education Obligations.  A Fund may invest, from time to time, more than 25% of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments.  General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Industrial Revenue Obligations.  A Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects.  These projects are usually operated by corporate entities.  Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project.  The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds.  Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor.  Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.  These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers.  The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

Other Risks.  The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring a Fund to sell the bonds at the reduced value.  Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund’s objective in relation to anticipated movements in the general level of interest rates.  A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective.  A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.  Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund’s investment objective.

The degree of portfolio activity may affect the transaction costs of a Fund and taxes paid by such Fund’s shareholders.  A turnover rate of 100% or more could occur, for example, if all the investments in a Fund’s portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded.  In investing to achieve its investment objective, a Fund may hold securities for any period of time.  A Fund’s portfolio turnover will be increased if that Fund writes a large number of call options which are subsequently exercised.  To the extent a Fund realizes gain on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates.

The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

The portfolio turnover rates for each Fund for the past two fiscal years ending March 31 were as follows:

Fund	2010	2009
Delaware Investments National Municipal Income Fund	69%	36%
Delaware Investments Arizona Municipal Income Fund, Inc.	20%	4%

Officers and Board Members

The business and affairs of each Fund is managed under the direction of its Board.  Certain officers and Board members of the Funds hold identical positions in each of the other Delaware Investments® Funds.  The Funds’ Board members and principal officers are noted below along with their birthdates and their business experience for the past five years.  Board members serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Interested Board Member
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Board Member	Chairman and Board Member since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	77
Director — Kaydon Corp.

Board of Governors Member — Investment Company Institute (ICI)

Finance Committee Member — St.  John Vianney Roman Catholic Church

Board of Trustees —Agnes Irwin School

Member of Investment Committee — Cradle of Liberty Council, BSA
(2007–2010)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Independent Board Members
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Board Member	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	77	Director — Bryn Mawr Bank Corp. (BMTC) Chairman of Investment Committee — Pennsylvania Academy of Fine Arts Investment Committee and Governance Committee Member — Pennsylvania Horticultural Society
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Board Member	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010) Executive Vice President — University of Pennsylvania (April 1995–June 2002)	77	Member, Board of Governors— NASDAQ OMX PHLX LLC Director — Community Health Systems Director — Ecore International (2009–2010) Director — Allied Barton Securities Holdings (2005–2008)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Board Member	Since April 1990	Founder and Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	77	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Board Member	Since March 2005	Chief Investment Officer — Assurant, Inc. (Insurance) (2002–2004)	77	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Board Member	Since October 1989	Consultant — ARL Associates (Financial Planning) (1983–Present)	77	Director and Audit Committee Chair — Systemax Inc. (2001–2009) Director and Audit Committee Chairperson — Andy Warhol Foundation (1999–2007)
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Board Member	Since May 19973	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993–Present)	77
Director and Chair of Compensation Committee, Governance Committee Member — CenterPoint Energy

Lead Director and Chair of Audit and Governance Committees, Member of Compensation Committee — Digital River Inc.

Director and Chair of Governance Committee, Audit Committee Member —
Rimage Corporation

Director and Chair of Compensation Committee — Spanlink Communications

Lead Director and Member of Compensation and Governance Committees —
Valmont Industries, Inc.
(1987–2010)

Director — Banner Health
(1996–2007)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Board Member	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President (July 1995–January 2003) 3M Corporation	77	Director — Okabena Company
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Board Member	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — Sutton Asset Management (Hedge Fund) (September 1996–Present)	77	Director and Audit Committee Member — Investor Analytics Director — Oxigene Inc. (2003–2008)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000.	77	None4
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	77	None4
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	77	None4
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	77	None4
1  Patrick P.  Coyne is considered to be an “Interested” Board member because he is an executive officer of the Funds’ Manager.
2  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ Manager.
3  In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds.  Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4  David F.  Connor, Daniel V.  Geatens, David P.  O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager as the Funds.

The following table shows each Board member’s ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of December 31, 2010.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Family of Investment Companies
Interested Board Member
Patrick P. Coyne	None	[____________]
Independent Board Members
Thomas Bennett	None	[____________]
John A. Fry	None	[____________]
Anthony D. Knerr	None	[____________]
Lucinda S. Landreth	None	[____________]
Ann R. Leven	None	[____________]
Thomas F. Madison	None	[____________]
Janet L. Yeomans	None	[____________]
J. Richard Zecher	None	$10,001-$50,000

Board Compensation

The following table describes the aggregate compensation received by each Board member from the Funds and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee or Director for the fiscal year ended March 31, 2010.  Only the Board members of the Funds who are not “interested persons” as defined by the 1940 Act (the “Independent Board Members”) receive compensation from the Funds.

Board Member	Aggregate Compensation from each Fund	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Investments® Complex
Thomas L. Bennett	$4,498	None	$198,333
John A. Fry	$4,386	None	$193,333
Anthony D. Knerr	$4,062	None	$180,000
Lucinda S. Landreth	$3,875	None	$170,833
Ann R. Leven	$5,102	None	$225,000
Thomas F. Madison	$4,375	None	$193,333
Janet L. Yeomans	$3,795	None	$168,333
J. Richard Zecher	$4,049	None	$178,333

Effective January 1, 2010, each Independent Board Member receives an annual retainer fee of $125,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments®  family, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex.  Each Independent Board Member also receives a $5,000 fee for attending telephonic meetings on behalf of the investments companies in the complex.  Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended.  In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000.  The Lead/Coordinating Trustee/Director of the Delaware Investments Funds receives an additional annual retainer of $40,000  The incoming 2011 Lead/Coordinating Trustee/Director of the Delaware Investments Funds receives an additional annual retainer of $20,000.

Board Leadership Structure

Common Board of Trustees/Director.  The business of each Fund is managed under the direction of its Board.  The Funds’ Board members also serve on the Boards of all the other investment companies that comprise the Delaware Investments® Family of Funds.  The Boards believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex.  The Boards believe that the common board structure allows the Board members to leverage their individual expertise and that their judgment is enhanced by being members of the Boards of all of the funds in the complex.

Board Chairman.  Mr. Coyne, who is an Interested Board member, serves as the Chairman of the Board.  The Board believes that it is beneficial to have a representative of Fund management as its Chairman.  Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the Funds.  Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate.  Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

Coordinating Board Member.  The Board designates one of the Independent Board members to serve as Coordinating Board member.  The Coordinating Board member, in consultation with Fund management, counsel and the other Board members, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings.  The Coordinating Board member also conducts meetings of the Independent Board members.  The Coordinating Board member also generally serves as a liaison between outside Board members, the Chairman, Fund officers, and counsel, and is an ex officio member of the Nominating and Corporate Governance and Investment Committees.

Size and composition of Board.  The Board is comprised of nine Board members.  The Board members believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body.  The Board is comprised of Board members with a variety of professional backgrounds.  The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board.  The Board members regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Committees.  The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board.  The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds.  The committees benefit from the professional expertise of their members.  At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee.  This committee monitors accounting and financial reporting policies, practices and internal controls for the Funds.  It also oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof, and acts as a liaison between the Funds’ independent registered public accounting firm and the full Board.  The Funds’ Audit Committee consists of the following Independent Board Members: Janet L. Yeomans, Chairman; John A.  Fry; and Thomas F. Madison.  The Audit Committee held six meetings during the Funds’ last fiscal year.

Nominating and Corporate Governance Committee.  This committee recommends Board members, fills vacancies, and considers the qualifications of Board members.  The committee will consider shareholder recommendations for nominations to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit the recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.  Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.The committee consists of the following five Independent Board Members: Lucinda S. Landreth, Chairperson; Thomas L. Bennett; Anthony D. Knerr (ex officio); Ann R. Leven; and J. Richard Zecher.  The Nominating and Corporate Governance Committee held four meetings during the Funds’ last fiscal year.

Independent Trustee/Director Committee.  This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities.  The committee is comprised of all of the Independent Board Members.  The Independent Trustee/Director Committee held four meetings during the Funds’ last fiscal year.

Investments Committee.  The primary purposes of the Investments Committee are to:  (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Manager; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Board Members should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio four Independent Board Members: Thomas L. Bennett, Chairman; Lucinda S. Landreth; Ann R. Leven; and J. Richard Zecher.  The Investments Committee held four meetings during the Funds’ last fiscal year.

Board role in risk oversight.  The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities:  (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Transfer Agent, the custodian and the independent public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of each Fund and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Board members perform this risk oversight function throughout the year in connection with each quarterly Board meeting.  The Board members routinely discuss certain risk management topics with Fund management at the Board level and also through the standing committees of the Board.  In addition to these recurring risk management discussions, Fund management raises other specific risk management issues relating to the Funds with the Board members at Board and committee meetings.  When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate.  Fund management also provides periodic presentations to the Board to give the Board members a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk management issues on an ongoing basis.  The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of each Fund’s assets, and certain compliance matters.  In addition, the Audit Committee meets with the Manager’s internal audit and risk management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk.  The Nominating and Corporate Governance Committee and the Independent Trustee/Director Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee/Director Committee, by overseeing the evaluation of the Board, its committees and its activities.  The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Funds have adopted a code of ethics that applies to the Funds’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of the Funds’ code of business ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com.  Any amendments to the code of business ethics, and information on any waiver from its provisions granted by the Funds, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Proxy Voting Policy

Each Fund has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund.  If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”).  The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Funds.  One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics Group (“RiskMetrics”), a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the Funds and the Manager’s other clients and vote proxies generally in accordance with the Procedures.  The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities.  If a proxy has been voted for the Funds, ISS/RiskMetrics will create a record of the vote.  By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ web site at www.delawareinvestments.com; and (ii) on the SEC’s web site at www.sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds.  Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the Funds have delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore do not have procedures regarding this matter.  However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest.  Most proxies that the Manager receives on behalf of the Funds are voted by ISS/RiskMetrics in accordance with the Procedures.  Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process.  In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager.  If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds.  The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042 serves as the independent registered public accounting firm for each Fund and, in its capacity as such, audits the annual financial statements of the Funds.  A different independent registered public accounting firm served as auditor for the Funds for fiscal years ending prior to March 31, 2011.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, PA 19103, serves as counsel to each of the Funds.

Trading Practices and Brokerage

During their past three fiscal years, the Funds paid no brokerage commissions, and during the fiscal year ended March 31, 2010, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.  However, the Funds do have policies and procedures relating to brokerage, which are described below.

The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service.  The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds.  Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction.  Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer.  In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.  When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry.  In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate, out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services.  These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; and providing portfolio performance evaluation and technical market analyses.  Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not necessarily be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided.  Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided.  In some instances, services may be provided to the Manager that constitute, in some part, brokerage and research services used by the Manager in connection with its investment decision-making process and constitute, in some part, services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.  In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.  In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to each Fund and to other Delaware Investments® Funds.  Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

As of March 31, 2010, the Funds did not hold any securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker.  It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the rules of the Financial Industry Regulatory Authority (“FINRA”), and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

Each Fund has the authority to participate in a commission recapture program.  Under the program and subject to seeking best execution (as described in the first paragraph in this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash.  Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds.  The Manager and its affiliates have previously acted and may in the future act as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program.  In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Investment Manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Funds.

    The Manager is a series of Delaware Management Business Trust, which is located at 2005 Market Street, Philadelphia, Pennsylvania 19103 and is an indirect, wholly owned subsidiary of Macquarie Group Limited.  Macquarie Group Limited (ASX: MQG; ADR: MQBKY), along with its subsidiaries and affiliates worldwide, is headquartered in Sydney, Australia and is a global provider of banking, financial, advisory, investment and fund management services.  The Manager and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938.  Delaware Investments, a member of Macquarie Group, is a U.S.-based diversified asset management firm with more than $150 billion in assets under management (as of Dec. 31. 2010). Through a team of talented investment professionals, the firm manages assets across all major asset classes for a wide range of institutional and individual investors. Delaware Investments is supported by the resources of Macquarie Group, a global provider of asset management, investment, banking, financial and advisory services with approximately $307 billion in assets under management as of October 29, 2010.

   The Investment Management Agreement for each Fund is dated January 4, 2010 and was approved at joint special meetings of shareholders of each Fund on November 12, 2009 and reconvened on March 16, 2010. The Investment Management Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by its Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the applicable Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days’ notice by the Trustees of the applicable Fund or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

Under each Fund’s Investment Management Agreement, each Fund pays the Manager an annual fee of 0.40%, which is calculated daily based on the average weekly net assets of each Fund.

During the past three fiscal years, the Funds paid the following investment management fees:

Fund	2010	2009	2008
Delaware Investments Arizona Municipal Income Fund, Inc.	$160,532	$211,194	$270,581
Delaware Investments National Municipal Income Fund	$123,057	$164,556	$216,130

Except for those expenses borne by the Manager under the Investment Management Agreements, each Fund is responsible for all of its own expenses. Among others, such expenses include the Funds’ proportionate share of certain administrative expenses; investment management fees; any transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Portfolio Managers

The Funds have the same portfolio managers.  Each of the Funds is managed by a management team led by Joseph R. Baxter, Stephen J. Czepiel, and Denise A. Franchetti.

Joseph R. Baxter, Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager.  Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy.  He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts.  Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds.  Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J.  Czepiel, Senior Vice President, Senior Portfolio Manager.  Stephen J.  Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation.  He is a co-portfolio manager of the firm’s municipal bond funds and client accounts.  He joined Delaware Investments in July 2004 as a senior bond trader.  Previously, he was vice president at both Mesirow Financial and Loop Capital Markets.  He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry.  Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA, Vice President, Portfolio Manager, Senior Research Analyst.  Denise A. Franchetti is a senior research analyst for the municipal bond department.  Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/toll, and transportation sectors for the group.  In 2003, she was also named as portfolio manager on several of the Delaware Investments® tax-exempt funds in addition to her research duties.  Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance.  Franchetti received her bachelor’s degree and an MBA from La Salle University, and she is a member of the CFA Society of Philadelphia.

Other Accounts Managed.  The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2010, unless otherwise noted.  Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

Name	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Joseph R. Baxter
Registered Investment
Companies	19	$4.7 billion	0	$0

Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	46	$2.1 billion	0	$0
Stephen J. Czepiel
Registered Investment
Companies	19	$4.7 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	38	$2.1 billion	0	$0
Denise A. Franchetti
Registered Investment
Companies	4	$302.1 million	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	1	$0	0	$0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ.  For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security.  As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund.  Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund.  The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.  The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.  A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary.  Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus.  Due to transitioning of responsibilities of the Manager’s fixed income managers over the past year, some of the portfolio managers’ bonuses may have been guaranteed for the past year.  It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.  The following describes the structure of the non-guaranteed bonus: Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors.  There is one pool for bonus payments for the fixed income department.  The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, 60%-75% of the bonus is quantitatively determined.  For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined.  For investment companies, each manager is compensated according a Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted.  For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan

Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted.  There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The remaining 25%-40% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance.  Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Incentive Plan/Equity Compensation Plan.  Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009.  Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts.  Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting.  Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements.  The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30, and December 31.  The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation.  Portfolio managers may also participate in benefit plans and programs available generally to all employees.

           Ownership of Securities

As of March 31, 2010, the Funds’ portfolio managers owned no shares of the Funds.

           Distributions and Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated

Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses.  For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  A “qualified late year loss” includes:

1.	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
2.
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning

January 1, 2011) of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Taxation of Fund Distributions.  The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund ‘s  taxable year at least 50% of the Fund ‘s total assets consists of municipal obligations, which are exempt from federal income tax.  Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund ‘s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable.  However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. The Fund may also invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund intends to distribute substantially all of its ordinary income and capital gains for each taxable year, although it reserves the right to not do so and pay entity level tax on any such ordinary income and capital gains retained by the Fund. The Fund anticipates that none or only a nominal portion of its ordinary income dividends will be qualified dividends eligible, in the case of non-corporate taxpayers for taxation at favorable long-term capital gain rates or, in the case of corporate taxpayers, for the corporate dividends received deduction.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, if the Fund engages in a managed or level dividend policy, the Fund’s investments do not generate sufficient income.

Alternative minimum tax —private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers.  However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.  In addition, exempt-interest dividends derived from all municipal obligations regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.  Consistent with its stated

investment objective, Fund intends to limit its investments in private activity bonds subject to the AMT to no more than 20% of its total assets in any given year.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes.  In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.
U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Sales and Exchanges of Fund Shares.  Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Energy Improvement and Extension Act of 2008, the Fund’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a sale of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share sale.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under  “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Securities lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  In the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in securities of uncertain tax character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, exempt-interest dividends and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Dividends, distributions, and taxes

Dividends and Distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  Each Fund expects to distribute all of its net investment income, if any, to shareholders as dividends monthly.  Each Fund will distribute net realized capital gains, if any, at least annually, usually in December.  A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.  The Funds automatically reinvest all dividends and any capital gains, unless directed.

Annual Statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest).  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Tax Considerations

Exempt-Interest Dividends. Dividends from the Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities.  In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax.  Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.  However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Taxable Income Dividends.  The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals.  Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions.  The Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Sale of Fund Shares.  A sale of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.

Backup Withholding.  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any,  exempt-interest dividends and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Financial Statements and Pro Forma Financial Statements

PricewaterhouseCoopers LLC (“PwC”) audits the annual financial statements of the Funds.  Each Fund’s Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP (“E&Y”), the Funds’ prior independent registered public accounting firm, for the fiscal year ended March 31, 2010 are included in the Funds' Annual Report to shareholders.  The financial statements and financial highlights, the notes relating thereto, and the report of E&Y are incorporated by reference from each Fund’s annual report into this SAI.  The unaudited financial statements and financial highlights, and the notes relating thereto in the Funds’ semi-annual reports to shareholders for the period ended September 30, 2010 are incorporated by reference into this SAI.

The following pro forma statement of assets and liabilities and pro forma portfolio of investments are calculated as if the Transaction had taken place as of September 30, 2010, and the following pro forma statement of operations is calculated for the twelve months ended September 30, 2010 as if the Transaction had occurred at the beginning of such period.

These unaudited pro forma combining statements should be read in conjunction with the historical financial statements and notes thereto of the Acquiring Fund and the Target Fund, which are incorporated by reference in this Statement of Additional Information.

Delaware Investments National Municipal Income Fund
Pro Forma Portfolio of Investments(A)
As of September 30, 2010	% of Total
(Unaudited)	Investments
	(Pro Forma	Delaware Investments Arizona Municipal Income Fund, Inc.
	Combined)	Principal Amount	Value

Municipal Bonds
Corporate-Backed Revenue Bonds	9.97%
Arizona Salt Verde Financial Gas Revenue Senior Note 5.00% 12/1/37		$ 400,000	$ 381,136
•Brazos, Texas Harbor Industrial Development Environmental Facilities Revenue
(Dow Chemical Project) 5.90% 5/1/38 (AMT)		-	-
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2
5.875% 6/1/47		-	-
6.50% 6/1/47		-	-
Clayton County, Georgia Development Authority Special Facilities Revenue (Delta Airlines) Series B
9.00% 6/1/35 (AMT)		-	-
Golden State, California Tobacco Securitization Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47		-	-
•Gulf Coast Waste Disposal Authority, Texas Environmental Facilities Revenue (BP Products North America)
2.30% 1/1/26		-	-
2.30% 1/1/42		-	-
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23		-	-
Hawaii State Department Budget & Finance Special Purpose Revenue (Hawaiian Electric Subsidiary)
6.50% 7/1/39		-	-
Iowa Finance Authority Pollution Control Facilities Revenue Refunding (Interstate Power)
5.00% 7/1/14 (FGIC)		-	-
Louisiana Local Government Environmental Facilities & Community (Westlake Chemical) Series A
6.50% 8/1/29		-	-
•Maricopa County, Arizona Pollution Control Revenue Refunding (Public Service - Palo Verde Project)
Series B 5.20% 6/1/43		500,000	524,765
Maryland State Economic Development Port Facilities Revenue Refunding (CNX Marine Terminals)
5.75% 9/1/25		-	-
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29		-	-
6.50% 11/1/39		-	-
•Navajo County, Arizona Pollution Control Revenue (Arizona Public Services - Cholla) Series D 5.75% 6/1/34		500,000	541,670
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.625% 8/1/25 (AMT)		-	-
New York Liberty Development 5.625% 7/15/47		-	-
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20		-	-
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39		-	-
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan)
5.75% 9/1/29		250,000	259,763
Series A
4.95% 10/1/20		500,000	535,010
5.25% 10/1/40		400,000	404,344
Selma, Alabama Industrial Development Board Revenue Gulf Opportunity Zone (International Paper)
Series A 5.80% 5/1/34		-
			2,646,688
Education Revenue Bonds	12.74%
Arizona Board of Regents System Revenue (University of Arizona)
Series A 5.00% 6/1/39		500,000	530,465
Series 8-A 5.00% 6/1/18		150,000	178,986
Arizona Health Facilities Authority Healthcare Education Facilities Revenue (Kirksville College) 5.125% 1/1/30		500,000	514,625
Bowling Green, Ohio Student Housing Revenue (CFP I - State University Project) 6.00% 6/1/45		-	-
California Statewide Communities Development Authority School Facilities Revenue
(Aspire Public Schools) 6.125% 7/1/46		-	-
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23		-	-
Glendale, Arizona Industrial Development Authority Revenue Refunding (Midwestern University)
5.00% 5/15/31		350,000	365,687
5.125% 5/15/40		300,000	310,233
Marietta, Georgia Development Authority Revenue Refunding (Life University Income Project)
7.00% 6/15/39		-	-
Maryland State Economic Development Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33		-	-
Massachusetts State Health & Educational Facilities Authority Revenue
(Nichols College Project) Series C 6.125% 10/1/29		-	-
Michigan Finance Authority Educational Facilities Revenue (Senior St. Catherine Seina)
Series A 8.00% 10/1/30		-	-
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30		-	-
New Jersey Economic Development Authority Revenue MSU Student Housing
(Provident Group – Montclair LLC) 5.875% 6/1/42		-	-
Northern Arizona University Certificates of Participation (Northern Arizona University Research Project)
5.00% 9/1/30 (AMBAC)		1,000,000	1,014,100
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 6.125% 9/1/30		-	-
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(Edinboro University Foundation) 5.80% 7/1/30		-	-
(University Properties – East Stroudsburg University) 5.25% 7/1/19		-	-
Pima County, Arizona Industrial Development Authority Educational Revenue Refunding
(Tucson Country Day School Project) 5.00% 6/1/37		500,000	423,895
South Campus Group Student Housing Revenue (Arizona State University South Campus Project)
5.625% 9/1/35 (NATL-RE)		1,000,000	1,016,060
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36		1,000,000	999,930
			5,353,981
Electric Revenue Bond	7.57%
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37		100,000	102,118
Series WW 5.50% 7/1/38		200,000	210,944
Series XX 5.25% 7/1/40		805,000	841,821
Series ZZ 5.25% 7/1/26		400,000	439,008
Salt River, Arizona Project Agricultural Improvement & Power District Electric System Revenue
Series A
5.00% 1/1/31		1,000,000	1,027,810
5.00% 1/1/39		1,000,000	1,078,020
Series B 5.00% 1/1/25		1,250,000	1,343,350
			5,043,071
Healthcare Revenue Bonds	20.32%
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.50% 1/1/21		500,000	556,090
(Catholic Healthcare West) Series D 5.00% 7/1/28		500,000	512,430
Brevard County, Florida Healthcare Facilities Authority Revenue (Heath First Income Project)
Series B 7.00% 4/1/39		-	-
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29		-	-
Glendale, Arizona Industrial Development Authority Hospital Revenue Refunding (John C. Lincoln Health)
5.00% 12/1/42		1,000,000	947,940
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40		-	-
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44		-	-
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project)
Series A 5.50% 7/1/28		-	-
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A
5.25% 7/1/32		400,000	413,276
6.00% 7/1/39		500,000	541,315
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup) Refunding
Series E-2 5.375% 7/1/19		-	-
Montana Facilities Finance Authority Revenue (Sisters Leavenworth) Series A 5.25% 1/1/40		-	-
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth-Hitchcock Medical Center)
6.00% 8/1/38		-	-
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39		-	-
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39		-	-
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare) Series A
6.25% 10/1/18 (NATL-RE)		-	-
Philadelphia Hospitals & Higher Education Facilities Authority Revenue (Temple University Health System)
Series B 5.50% 7/1/30		-	-
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare)
Series A 5.00% 9/1/23		500,000	509,310
Show Low, Arizona Industrial Development Authority Hospital Revenue Refunding (Navapache Regional
Medical Center) Series A 5.50% 12/1/17 (ACA)		1,600,000	1,601,984
University Medical Center Corporation Arizona Hospital Revenue
5.00% 7/1/33		1,000,000	978,640
5.00% 7/1/35		500,000	486,805
6.50% 7/1/39		500,000	546,660
St. Mary Hospital Authority Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.00% 11/15/40		-	-
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)		2,000,000	2,030,879
			9,125,329
Housing Revenue Bonds	3.76%
California Housing Finance Agency Revenue (Home Mortgage) Series M 5.95% 8/1/25 (AMT)		-	-
California Municipal Finance Authority Mobilehome Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45		-	-
Florida Housing Finance Agency (Homeowner Mortgage) Series 2 5.90% 7/1/29 (NATL-RE) (AMT)		-	-
Phoenix, Arizona Industrial Development Authority Single Family Mortgage Statewide Revenue Series A
5.35% 6/1/20 (GNMA) (FNMA) (FHLMC) (AMT)		305,000	305,326
Pima County, Arizona Industrial Development Authority Single Family Mortgage Housing Revenue Series
A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)		30,000	30,031
Puerto Rico Housing Finance Authority Subordinate-Capital Foundation Modernization 5.50% 12/1/18		175,000	200,503
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (AGM) (AMT)		-	-
			535,860
Lease Revenue Bond	3.83%
Arizona Certificates of Participation Department Administration Series A 5.25% 10/1/25 (AGM)		500,000	552,030
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates
(AGF Administration Building Project) 5.00% 7/1/26		640,000	669,715
•Capital Area Cultural Education Facilities Finance Texas Revenue (Roman Catholic Diocese)
Remarketing Series B 6.125% 4/1/45		-	-
Nogales, Arizona Development Authority Municipal Facilities Revenue 5.00% 6/1/30 (AMBAC)		500,000	484,450
Pima County, Arizona Industrial Development Authority Lease Revenue Metro Police Facility
(Nevada Project) Series A
5.25% 7/1/31		500,000	531,310
5.375% 7/1/39		500,000	526,705
			2,764,210
Local General Obligation Bonds	3.36%
•Gila County, Arizona Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)		500,000	544,035
Maricopa County, Arizona School District #6 (Washington Elementary) Refunding
Series A 5.375% 7/1/13 (AGM)		1,250,000	1,404,838
New York City, New York
Fiscal 2003 Subordinate Series I-1 5.375% 4/1/36		-	-
Fiscal 2009 Subordinate Series A-1 5.25% 8/15/21		-	-
			1,948,873
§Pre-Refunded/Escrowed to Maturity Bonds	3.09%
Puerto Rico Commonwealth Public Improvement Revenue Series A 5.125% 7/1/31-11		250,000	259,150
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (NATL-RE)		1,000,000	1,087,280
University of Arizona Certificates of Participation (University of Arizona Project)
Series B 5.125% 6/1/22-12 (AMBAC)		500,000	537,940
Virgin Islands Public Finance Authority Revenue (Gross Receipts Tax Loan Note)
Series A 6.125% 10/1/29-10 (ACA)		425,000	429,318
			2,313,688
Special Tax Revenue Bonds	17.67%
Anne Arundel County, Maryland Special Obligation (National Business Park – North Project)
6.10% 7/1/40		-	-
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.50% 7/15/30		-	-
California State Economic Recovery Series A 5.25% 7/1/21		-	-
Flagstaff, Arizona Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32		385,000	385,239
Gilbert, Arizona Public Facilities Municipal Property Revenue 5.00% 7/1/25		500,000	550,550
Glendale, Arizona Municipal Property Series A 5.00% 7/1/33 (AMBAC)		2,000,000	2,058,099
Jacksonville, Florida Sales Tax Revenue (Better Jacksonville) 5.00% 10/1/30 (NATL-RE)		-	-
Jacksonville, Florida Transportation Revenue Refunding 5.25% 10/1/29 (NATL-RE)		-	-
Manchester, Missouri Tax Increment & Transportation Revenue Refunding
(Highway 141 Manchester Road Project) 6.875% 11/1/39		-	-
Marana, Arizona Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26		924,000	924,869
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)		-	-
New York State Dormitory Authority (State Personal Income Tax Revenue – Education)
Series A 5.00% 3/15/38		-	-
New York State Thruway Authority (State Personal Income Tax Revenue – Transportation)
Series A 5.00% 3/15/22		-	-
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18		1,085,000	1,268,180
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A
5.75% 8/1/37		-	-
Ω(Capital Appreciation) 6.75% 8/1/32		-	-
Series C 6.00% 8/1/39		300,000	335,934
Queen Creek, Arizona Improvement District #1 5.00% 1/1/32		1,000,000	1,002,340
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21		-	-
			6,525,211
State General Obligation Bonds	3.23%
California State Various Purposes 6.00% 4/1/38		-	-
New York State Refunding Series A 5.00% 2/15/39		-	-
Puerto Rico Commonwealth Refunding (Public Improvement)
Series A 5.50% 7/1/19 (NATL-RE)		-	-
Series C 6.00% 7/1/39		335,000	363,177
			363,177
Transportation Revenue Bonds	9.01%
Bay Area Toll Authority, California Toll Bridge Authority Revenue (San Francisco Bay Area)
Series F-1 5.625% 4/1/44		-	-
Florida Ports Financing Commission Revenue (State Transportation Trust Fund)
5.375% 6/1/27 (NATL-RE) (AMT)		-	-
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35		-	-
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44		-	-
Pennsylvania Turnpike Commission Revenue
Subordinate Series B 5.25% 6/1/39		-	-
Subordinate Series D 5.125% 12/1/40		-	-
Phoenix, Arizona Civic Improvement Airport Revenue
Junior Lien Series A 5.25% 7/1/33		500,000	535,420
(Senior Lien) Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)		2,000,000	2,028,060
Regional Transportation District, Colorado Denver Transportation 6.00% 1/15/41		-	-
Sacramento County, California Airport Services Revenue (PFC/Grant) Subordinate Series C 6.00% 7/1/41		-	-
St. Louis, Missouri Airport Revenue (Lambert-St Louis International) Series A-1 6.625% 7/1/34		-	-
Texas Private Activity Bond Surface Transportation Senior Note
(LBJ Infrastructure) 7.00% 6/30/40		-	-
(Mobility Partners) 7.50% 12/31/31		-	-
			2,563,480
Water & Sewer Revenue Bonds	5.45%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39		-	-
Florida Water Pollution Control Financing Revenue Series A 5.00% 1/15/25		-	-
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue
Junior Lien 5.00% 7/1/19 (NATL-RE)		850,000	982,685
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)		1,000,000	1,027,000
Phoenix, Arizona Civic Improvement Water Systems Revenue Junior Lien Series A 5.00% 7/1/39		900,000	969,651
Scottsdale, Arizona Water & Sewer Revenue Refunding 5.00% 7/1/19		400,000	491,036
			3,470,372

Total Municipal Bonds			$ 42,653,940

Total Value of Securities			$ 42,653,940

Total Investments at Cost			$ 41,053,486

Delaware Investments National Municipal Income Fund
Pro Forma Portfolio of Investments(A)
As of September 30, 2010	% of Total
(Unaudited)	Investments
(Pro Forma		Delaware Investments National Municipal Income Fund
Combined)		Principal Amount	Value

Municipal Bonds
Corporate-Backed Revenue Bonds	9.97%
Arizona Salt Verde Financial Gas Revenue Senior Note 5.00% 12/1/37		$ -	$ -
•Brazos, Texas Harbor Industrial Development Environmental Facilities Revenue
(Dow Chemical Project) 5.90% 5/1/38 (AMT)		125,000	129,629
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2
5.875% 6/1/47		320,000	235,120
6.50% 6/1/47		130,000	105,018
Clayton County, Georgia Development Authority Special Facilities Revenue (Delta Airlines) Series B
9.00% 6/1/35 (AMT)		200,000	217,072
Golden State, California Tobacco Securitization Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47		370,000	252,999
•Gulf Coast Waste Disposal Authority, Texas Environmental Facilities Revenue (BP Products North America)
2.30% 1/1/26		35,000	35,039
2.30% 1/1/42		70,000	70,078
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23		150,000	159,305
Hawaii State Department Budget & Finance Special Purpose Revenue (Hawaiian Electric Subsidiary)
6.50% 7/1/39		290,000	323,115
Iowa Finance Authority Pollution Control Facilities Revenue Refunding (Interstate Power)
5.00% 7/1/14 (FGIC)		500,000	541,504
Louisiana Local Government Environmental Facilities & Community (Westlake Chemical) Series A
6.50% 8/1/29		245,000	257,319
•Maricopa County, Arizona Pollution Control Revenue Refunding (Public Service - Palo Verde Project)
Series B 5.20% 6/1/43		-	-
Maryland State Economic Development Port Facilities Revenue Refunding (CNX Marine Terminals)
5.75% 9/1/25		175,000	180,707
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29		115,000	126,591
6.50% 11/1/39		210,000	244,371
•Navajo County, Arizona Pollution Control Revenue (Arizona Public Services - Cholla) Series D 5.75% 6/1/34
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.625% 8/1/25 (AMT)		450,000	474,281
New York Liberty Development 5.625% 7/15/47		300,000	312,960
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20		260,000	296,091
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39		345,000	395,418
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan)
5.75% 9/1/29		-	-
Series A		-	-
4.95% 10/1/20		-	-
5.25% 10/1/40		-	-
Selma, Alabama Industrial Development Board Revenue Gulf Opportunity Zone (International Paper)
Series A 5.80% 5/1/34		445,000	464,251
			4,820,868
Education Revenue Bonds	12.74%
Arizona Board of Regents System Revenue (University of Arizona)
Series A 5.00% 6/1/39		-	-
Series 8-A 5.00% 6/1/18		-	-
Arizona Health Facilities Authority Healthcare Education Facilities Revenue (Kirksville College) 5.125% 1/1/30		-	-
Bowling Green, Ohio Student Housing Revenue (CFP I - State University Project) 6.00% 6/1/45		270,000	277,954
California Statewide Communities Development Authority School Facilities Revenue
(Aspire Public Schools) 6.125% 7/1/46		265,000	270,904
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23		470,000	516,004
Glendale, Arizona Industrial Development Authority Revenue Refunding (Midwestern University)
5.00% 5/15/31		-	-
5.125% 5/15/40		-	-
Marietta, Georgia Development Authority Revenue Refunding (Life University Income Project)
7.00% 6/15/39		430,000	438,385
Maryland State Economic Development Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33		370,000	382,377
Massachusetts State Health & Educational Facilities Authority Revenue
(Nichols College Project) Series C 6.125% 10/1/29		250,000	251,310
Michigan Finance Authority Educational Facilities Revenue (Senior St. Catherine Seina)
Series A 8.00% 10/1/30		165,000	165,942
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30		550,000	568,282
New Jersey Economic Development Authority Revenue MSU Student Housing
(Provident Group – Montclair LLC) 5.875% 6/1/42		215,000	226,737
Northern Arizona University Certificates of Participation (Northern Arizona University Research Project)
5.00% 9/1/30 (AMBAC)		-	-
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 6.125% 9/1/30		135,000	138,368
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(Edinboro University Foundation) 5.80% 7/1/30		300,000	314,073
(University Properties – East Stroudsburg University) 5.25% 7/1/19		300,000	325,368
Pima County, Arizona Industrial Development Authority Educational Revenue Refunding
(Tucson Country Day School Project) 5.00% 6/1/37		-	-
South Campus Group Student Housing Revenue (Arizona State University South Campus Project)
5.625% 9/1/35 (NATL-RE)		-	-
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40		300,000	311,934
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36		-	-
			4,187,638
Electric Revenue Bond	7.57%
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37		-	-
Series WW 5.50% 7/1/38		-	-
Series XX 5.25% 7/1/40		600,000	627,444
Series ZZ 5.25% 7/1/26		-	-
Salt River, Arizona Project Agricultural Improvement & Power District Electric System Revenue
Series A
5.00% 1/1/31		-	-
5.00% 1/1/39		-	-
Series B 5.00% 1/1/25		-	-
			627,444
Healthcare Revenue Bonds	20.32%
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.50% 1/1/21		-	-
(Catholic Healthcare West) Series D 5.00% 7/1/28		-	-
Brevard County, Florida Healthcare Facilities Authority Revenue (Heath First Income Project)
Series B 7.00% 4/1/39		90,000	101,613
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29		150,000	173,741
Glendale, Arizona Industrial Development Authority Hospital Revenue Refunding (John C. Lincoln Health)
5.00% 12/1/42
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40		300,000	301,095
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44		300,000	337,977
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project)
Series A 5.50% 7/1/28		500,000	519,300
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A
5.25% 7/1/32		-	-
6.00% 7/1/39		225,000	243,592
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup) Refunding
Series E-2 5.375% 7/1/19		360,000	396,727
Montana Facilities Finance Authority Revenue (Sisters Leavenworth) Series A 5.25% 1/1/40		300,000	324,402
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth-Hitchcock Medical Center)
6.00% 8/1/38		300,000	326,331
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39		500,000	519,140
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39		300,000	325,200
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare) Series A
6.25% 10/1/18 (NATL-RE)		1,325,000	1,549,189
Philadelphia Hospitals & Higher Education Facilities Authority Revenue (Temple University Health System)
Series B 5.50% 7/1/30		300,000	292,221
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare)
Series A 5.00% 9/1/23		360,000	382,885
Show Low, Arizona Industrial Development Authority Hospital Revenue Refunding (Navapache Regional
Medical Center) Series A 5.50% 12/1/17 (ACA)		-	-
University Medical Center Corporation Arizona Hospital Revenue
5.00% 7/1/33		-	-
5.00% 7/1/35		-	-
6.50% 7/1/39		-	-
St. Mary Hospital Authority Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.00% 11/15/40		300,000	304,269
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)		-	-
			6,097,682
Housing Revenue Bonds	3.76%
California Housing Finance Agency Revenue (Home Mortgage) Series M 5.95% 8/1/25 (AMT)		245,000	259,744
California Municipal Finance Authority Mobilehome Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45		230,000	229,595
Florida Housing Finance Agency (Homeowner Mortgage) Series 2 5.90% 7/1/29 (NATL-RE) (AMT)		275,000	278,237
Phoenix, Arizona Industrial Development Authority Single Family Mortgage Statewide Revenue Series A
5.35% 6/1/20 (GNMA) (FNMA) (FHLMC) (AMT)		-	-
Pima County, Arizona Industrial Development Authority Single Family Mortgage Housing Revenue Series
A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)		-	-
Puerto Rico Housing Finance Authority Subordinate-Capital Foundation Modernization 5.50% 12/1/18		-	-
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (AGM) (AMT)		1,500,000	1,516,800
			2,284,376
Lease Revenue Bond	3.83%
Arizona Certificates of Participation Department Administration Series A 5.25% 10/1/25 (AGM)		-	-
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates
(AGF Administration Building Project) 5.00% 7/1/26		-	-
•Capital Area Cultural Education Facilities Finance Texas Revenue (Roman Catholic Diocese)
Remarketing Series B 6.125% 4/1/45		105,000	108,472
Nogales, Arizona Development Authority Municipal Facilities Revenue 5.00% 6/1/30 (AMBAC)		-	-
Pima County, Arizona Industrial Development Authority Lease Revenue Metro Police Facility
(Nevada Project) Series A
5.25% 7/1/31		-	-
5.375% 7/1/39		-	-
			108,472
Local General Obligation Bonds	3.36%
•Gila County, Arizona Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)		-	-
Maricopa County, Arizona School District #6 (Washington Elementary) Refunding
Series A 5.375% 7/1/13 (AGM)		-	-
New York City, New York
Fiscal 2003 Subordinate Series I-1 5.375% 4/1/36		250,000	276,563
Fiscal 2009 Subordinate Series A-1 5.25% 8/15/21		250,000	290,860
			567,423
§Pre-Refunded/Escrowed to Maturity Bonds	3.09%
Puerto Rico Commonwealth Public Improvement Revenue Series A 5.125% 7/1/31-11		-	-
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (NATL-RE)		-	-
University of Arizona Certificates of Participation (University of Arizona Project)
Series B 5.125% 6/1/22-12 (AMBAC)		-	-
Virgin Islands Public Finance Authority Revenue (Gross Receipts Tax Loan Note)
Series A 6.125% 10/1/29-10 (ACA)		-	-
			-
Special Tax Revenue Bonds	17.67%
Anne Arundel County, Maryland Special Obligation (National Business Park – North Project)
6.10% 7/1/40		200,000	204,400
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.50% 7/15/30		300,000	334,983
California State Economic Recovery Series A 5.25% 7/1/21		260,000	307,252
Flagstaff, Arizona Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32		-	-
Gilbert, Arizona Public Facilities Municipal Property Revenue 5.00% 7/1/25		-	-
Glendale, Arizona Municipal Property Series A 5.00% 7/1/33 (AMBAC)		-	-
Jacksonville, Florida Sales Tax Revenue (Better Jacksonville) 5.00% 10/1/30 (NATL-RE)		500,000	514,370
Jacksonville, Florida Transportation Revenue Refunding 5.25% 10/1/29 (NATL-RE)		1,000,000	1,031,300
Manchester, Missouri Tax Increment & Transportation Revenue Refunding
(Highway 141 Manchester Road Project) 6.875% 11/1/39		165,000	170,209
Marana, Arizona Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26		-	-
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)		2,000,000	2,038,080
New York State Dormitory Authority (State Personal Income Tax Revenue – Education)
Series A 5.00% 3/15/38		570,000	612,032
New York State Thruway Authority (State Personal Income Tax Revenue – Transportation)
Series A 5.00% 3/15/22		200,000	230,406
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18		-	-
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A
5.75% 8/1/37		245,000	265,252
Ω(Capital Appreciation) 6.75% 8/1/32		610,000	527,101
Series C 6.00% 8/1/39		295,000	330,335
Queen Creek, Arizona Improvement District #1 5.00% 1/1/32
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21		260,000	148,346
			6,714,066
State General Obligation Bonds	3.23%
California State Various Purposes 6.00% 4/1/38		105,000	116,928
New York State Refunding Series A 5.00% 2/15/39		300,000	321,048
Puerto Rico Commonwealth Refunding (Public Improvement)
Series A 5.50% 7/1/19 (NATL-RE)		1,250,000	1,399,575
Series C 6.00% 7/1/39		200,000	216,822
			2,054,373
Transportation Revenue Bonds	9.01%
Bay Area Toll Authority, California Toll Bridge Authority Revenue (San Francisco Bay Area)
Series F-1 5.625% 4/1/44		235,000	263,825
Florida Ports Financing Commission Revenue (State Transportation Trust Fund)
5.375% 6/1/27 (NATL-RE) (AMT)		1,000,000	1,000,559
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35		255,000	267,906
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44		245,000	262,035
Pennsylvania Turnpike Commission Revenue
Subordinate Series B 5.25% 6/1/39		300,000	317,001
Subordinate Series D 5.125% 12/1/40		390,000	409,321
Phoenix, Arizona Civic Improvement Airport Revenue
Junior Lien Series A 5.25% 7/1/33		-	-
(Senior Lien) Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)		-	-
Regional Transportation District, Colorado Denver Transportation 6.00% 1/15/41		300,000	318,918
Sacramento County, California Airport Services Revenue (PFC/Grant) Subordinate Series C 6.00% 7/1/41		300,000	329,565
St. Louis, Missouri Airport Revenue (Lambert-St Louis International) Series A-1 6.625% 7/1/34		325,000	354,458
Texas Private Activity Bond Surface Transportation Senior Note
(LBJ Infrastructure) 7.00% 6/30/40		285,000	312,389
(Mobility Partners) 7.50% 12/31/31		300,000	347,256
			4,183,233
Water & Sewer Revenue Bonds	5.45%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39		300,000	342,030
Florida Water Pollution Control Financing Revenue Series A 5.00% 1/15/25		235,000	266,405
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue
Junior Lien 5.00% 7/1/19 (NATL-RE)		-	-
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)		-	-
Phoenix, Arizona Civic Improvement Water Systems Revenue Junior Lien Series A 5.00% 7/1/39		-	-
Scottsdale, Arizona Water & Sewer Revenue Refunding 5.00% 7/1/19		-	-
			608,435

Total Municipal Bonds			$ 32,254,010

Total Value of Securities			$ 32,254,010

Total Investments at Cost			$ 30,103,160

Delaware Investments National Municipal Income Fund
Pro Forma Portfolio of Investments(A)
As of September 30, 2010	% of Total
(Unaudited)	Investments	Delaware Investments National Municipal Income Fund
	(Pro Forma	Pro Forma Combined
	Combined)	Principal Amount	Value

Municipal Bonds
Corporate-Backed Revenue Bonds	9.97%
Arizona Salt Verde Financial Gas Revenue Senior Note 5.00% 12/1/37		$ 400,000	$ 381,136
•Brazos, Texas Harbor Industrial Development Environmental Facilities Revenue
(Dow Chemical Project) 5.90% 5/1/38 (AMT)		125,000	129,629
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2
5.875% 6/1/47		320,000	235,120
6.50% 6/1/47		130,000	105,018
Clayton County, Georgia Development Authority Special Facilities Revenue (Delta Airlines) Series B
9.00% 6/1/35 (AMT)		200,000	217,072
Golden State, California Tobacco Securitization Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47		370,000	252,999
•Gulf Coast Waste Disposal Authority, Texas Environmental Facilities Revenue (BP Products North America)
2.30% 1/1/26		35,000	35,039
2.30% 1/1/42		70,000	70,078
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23		150,000	159,305
Hawaii State Department Budget & Finance Special Purpose Revenue (Hawaiian Electric Subsidiary)
6.50% 7/1/39		290,000	323,115
Iowa Finance Authority Pollution Control Facilities Revenue Refunding (Interstate Power)
5.00% 7/1/14 (FGIC)		500,000	541,504
Louisiana Local Government Environmental Facilities & Community (Westlake Chemical) Series A
6.50% 8/1/29		245,000	257,319
•Maricopa County, Arizona Pollution Control Revenue Refunding (Public Service - Palo Verde Project)
Series B 5.20% 6/1/43		500,000	524,765
Maryland State Economic Development Port Facilities Revenue Refunding (CNX Marine Terminals)
5.75% 9/1/25		175,000	180,707
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29		115,000	126,591
6.50% 11/1/39		210,000	244,371
•Navajo County, Arizona Pollution Control Revenue (Arizona Public Services - Cholla) Series D 5.75% 6/1/34		500,000	541,670
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.625% 8/1/25 (AMT)		450,000	474,281
New York Liberty Development 5.625% 7/15/47		300,000	312,960
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20		260,000	296,091
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39		345,000	395,418
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan)
5.75% 9/1/29		250,000	259,763
Series A
4.95% 10/1/20		500,000	535,010
5.25% 10/1/40		400,000	404,344
Selma, Alabama Industrial Development Board Revenue Gulf Opportunity Zone (International Paper)
Series A 5.80% 5/1/34		445,000	464,251
			7,467,556
Education Revenue Bonds	12.74%
Arizona Board of Regents System Revenue (University of Arizona)
Series A 5.00% 6/1/39		500,000	530,465
Series 8-A 5.00% 6/1/18		150,000	178,986
Arizona Health Facilities Authority Healthcare Education Facilities Revenue (Kirksville College) 5.125% 1/1/30		500,000	514,625
Bowling Green, Ohio Student Housing Revenue (CFP I - State University Project) 6.00% 6/1/45		270,000	277,954
California Statewide Communities Development Authority School Facilities Revenue
(Aspire Public Schools) 6.125% 7/1/46		265,000	270,904
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23		470,000	516,004
Glendale, Arizona Industrial Development Authority Revenue Refunding (Midwestern University)
5.00% 5/15/31		350,000	365,687
5.125% 5/15/40		300,000	310,233
Marietta, Georgia Development Authority Revenue Refunding (Life University Income Project)
7.00% 6/15/39		430,000	438,385
Maryland State Economic Development Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33		370,000	382,377
Massachusetts State Health & Educational Facilities Authority Revenue
(Nichols College Project) Series C 6.125% 10/1/29		250,000	251,310
Michigan Finance Authority Educational Facilities Revenue (Senior St. Catherine Seina)
Series A 8.00% 10/1/30		165,000	165,942
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30		550,000	568,282
New Jersey Economic Development Authority Revenue MSU Student Housing
(Provident Group – Montclair LLC) 5.875% 6/1/42		215,000	226,737
Northern Arizona University Certificates of Participation (Northern Arizona University Research Project)
5.00% 9/1/30 (AMBAC)		1,000,000	1,014,100
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 6.125% 9/1/30		135,000	138,368
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(Edinboro University Foundation) 5.80% 7/1/30		300,000	314,073
(University Properties – East Stroudsburg University) 5.25% 7/1/19		300,000	325,368
Pima County, Arizona Industrial Development Authority Educational Revenue Refunding
(Tucson Country Day School Project) 5.00% 6/1/37		500,000	423,895
South Campus Group Student Housing Revenue (Arizona State University South Campus Project)
5.625% 9/1/35 (NATL-RE)		1,000,000	1,016,060
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40		300,000	311,934
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36		1,000,000	999,930
			9,541,619
Electric Revenue Bond	7.57%
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37		100,000	102,118
Series WW 5.50% 7/1/38		200,000	210,944
Series XX 5.25% 7/1/40		1,405,000	1,469,265
Series ZZ 5.25% 7/1/26		400,000	439,008
Salt River, Arizona Project Agricultural Improvement & Power District Electric System Revenue
Series A
5.00% 1/1/31		1,000,000	1,027,810
5.00% 1/1/39		1,000,000	1,078,020
Series B 5.00% 1/1/25		1,250,000	1,343,350
			5,670,515
Healthcare Revenue Bonds	20.32%
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.50% 1/1/21		500,000	556,090
(Catholic Healthcare West) Series D 5.00% 7/1/28		500,000	512,430
Brevard County, Florida Healthcare Facilities Authority Revenue (Heath First Income Project)
Series B 7.00% 4/1/39		90,000	101,613
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29		150,000	173,741
Glendale, Arizona Industrial Development Authority Hospital Revenue Refunding (John C. Lincoln Health)
5.00% 12/1/42		1,000,000	947,940
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40		300,000	301,095
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44		300,000	337,977
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project)
Series A 5.50% 7/1/28		500,000	519,300
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A
5.25% 7/1/32		400,000	413,276
6.00% 7/1/39		725,000	784,907
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup) Refunding
Series E-2 5.375% 7/1/19		360,000	396,727
Montana Facilities Finance Authority Revenue (Sisters Leavenworth) Series A 5.25% 1/1/40		300,000	324,402
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth-Hitchcock Medical Center)
6.00% 8/1/38		300,000	326,331
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39		500,000	519,140
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39		300,000	325,200
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare) Series A
6.25% 10/1/18 (NATL-RE)		1,325,000	1,549,189
Philadelphia Hospitals & Higher Education Facilities Authority Revenue (Temple University Health System)
Series B 5.50% 7/1/30		300,000	292,221
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare)
Series A 5.00% 9/1/23		860,000	892,195
Show Low, Arizona Industrial Development Authority Hospital Revenue Refunding (Navapache Regional
Medical Center) Series A 5.50% 12/1/17 (ACA)		1,600,000	1,601,984
University Medical Center Corporation Arizona Hospital Revenue
5.00% 7/1/33		1,000,000	978,640
5.00% 7/1/35		500,000	486,805
6.50% 7/1/39		500,000	546,660
St. Mary Hospital Authority Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.00% 11/15/40		300,000	304,269
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)		2,000,000	2,030,879
			15,223,011
Housing Revenue Bonds	3.76%
California Housing Finance Agency Revenue (Home Mortgage) Series M 5.95% 8/1/25 (AMT)		245,000	259,744
California Municipal Finance Authority Mobilehome Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45		230,000	229,595
Florida Housing Finance Agency (Homeowner Mortgage) Series 2 5.90% 7/1/29 (NATL-RE) (AMT)		275,000	278,237
Phoenix, Arizona Industrial Development Authority Single Family Mortgage Statewide Revenue Series A
5.35% 6/1/20 (GNMA) (FNMA) (FHLMC) (AMT)		305,000	305,326
Pima County, Arizona Industrial Development Authority Single Family Mortgage Housing Revenue Series
A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)		30,000	30,031
Puerto Rico Housing Finance Authority Subordinate-Capital Foundation Modernization 5.50% 12/1/18		175,000	200,503
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (AGM) (AMT)		1,500,000	1,516,800
			2,820,236
Lease Revenue Bond	3.83%
Arizona Certificates of Participation Department Administration Series A 5.25% 10/1/25 (AGM)		500,000	552,030
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates
(AGF Administration Building Project) 5.00% 7/1/26		640,000	669,715
•Capital Area Cultural Education Facilities Finance Texas Revenue (Roman Catholic Diocese)
Remarketing Series B 6.125% 4/1/45		105,000	108,472
Nogales, Arizona Development Authority Municipal Facilities Revenue 5.00% 6/1/30 (AMBAC)		500,000	484,450
Pima County, Arizona Industrial Development Authority Lease Revenue Metro Police Facility
(Nevada Project) Series A
5.25% 7/1/31		500,000	531,310
5.375% 7/1/39		500,000	526,705
			2,872,682
Local General Obligation Bonds	3.36%
•Gila County, Arizona Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)		500,000	544,035
Maricopa County, Arizona School District #6 (Washington Elementary) Refunding
Series A 5.375% 7/1/13 (AGM)		1,250,000	1,404,838
New York City, New York
Fiscal 2003 Subordinate Series I-1 5.375% 4/1/36		250,000	276,563
Fiscal 2009 Subordinate Series A-1 5.25% 8/15/21		250,000	290,860
			2,516,296
§Pre-Refunded/Escrowed to Maturity Bonds	3.09%
Puerto Rico Commonwealth Public Improvement Revenue Series A 5.125% 7/1/31-11		250,000	259,150
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (NATL-RE)		1,000,000	1,087,280
University of Arizona Certificates of Participation (University of Arizona Project)
Series B 5.125% 6/1/22-12 (AMBAC)		500,000	537,940
Virgin Islands Public Finance Authority Revenue (Gross Receipts Tax Loan Note)
Series A 6.125% 10/1/29-10 (ACA)		425,000	429,318
			2,313,688
Special Tax Revenue Bonds	17.67%
Anne Arundel County, Maryland Special Obligation (National Business Park – North Project)
6.10% 7/1/40		200,000	204,400
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.50% 7/15/30		300,000	334,983
California State Economic Recovery Series A 5.25% 7/1/21		260,000	307,252
Flagstaff, Arizona Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32		385,000	385,239
Gilbert, Arizona Public Facilities Municipal Property Revenue 5.00% 7/1/25		500,000	550,550
Glendale, Arizona Municipal Property Series A 5.00% 7/1/33 (AMBAC)		2,000,000	2,058,099
Jacksonville, Florida Sales Tax Revenue (Better Jacksonville) 5.00% 10/1/30 (NATL-RE)		500,000	514,370
Jacksonville, Florida Transportation Revenue Refunding 5.25% 10/1/29 (NATL-RE)		1,000,000	1,031,300
Manchester, Missouri Tax Increment & Transportation Revenue Refunding
(Highway 141 Manchester Road Project) 6.875% 11/1/39		165,000	170,209
Marana, Arizona Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26		924,000	924,869
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)		2,000,000	2,038,080
New York State Dormitory Authority (State Personal Income Tax Revenue – Education)
Series A 5.00% 3/15/38		570,000	612,032
New York State Thruway Authority (State Personal Income Tax Revenue – Transportation)
Series A 5.00% 3/15/22		200,000	230,406
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18		1,085,000	1,268,180
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A
5.75% 8/1/37		245,000	265,252
Ω(Capital Appreciation) 6.75% 8/1/32		610,000	527,101
Series C 6.00% 8/1/39		595,000	666,269
Queen Creek, Arizona Improvement District #1 5.00% 1/1/32		1,000,000	1,002,340
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21		260,000	148,346
			13,239,277
State General Obligation Bonds	3.23%
California State Various Purposes 6.00% 4/1/38		105,000	116,928
New York State Refunding Series A 5.00% 2/15/39		300,000	321,048
Puerto Rico Commonwealth Refunding (Public Improvement)
Series A 5.50% 7/1/19 (NATL-RE)		1,250,000	1,399,575
Series C 6.00% 7/1/39		535,000	579,999
			2,417,550
Transportation Revenue Bonds	9.01%
Bay Area Toll Authority, California Toll Bridge Authority Revenue (San Francisco Bay Area)
Series F-1 5.625% 4/1/44		235,000	263,825
Florida Ports Financing Commission Revenue (State Transportation Trust Fund)
5.375% 6/1/27 (NATL-RE) (AMT)		1,000,000	1,000,559
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35		255,000	267,906
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44		245,000	262,035
Pennsylvania Turnpike Commission Revenue
Subordinate Series B 5.25% 6/1/39		300,000	317,001
Subordinate Series D 5.125% 12/1/40		390,000	409,321
Phoenix, Arizona Civic Improvement Airport Revenue
Junior Lien Series A 5.25% 7/1/33		500,000	535,420
(Senior Lien) Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)		2,000,000	2,028,060
Regional Transportation District, Colorado Denver Transportation 6.00% 1/15/41		300,000	318,918
Sacramento County, California Airport Services Revenue (PFC/Grant) Subordinate Series C 6.00% 7/1/41		300,000	329,565
St. Louis, Missouri Airport Revenue (Lambert-St Louis International) Series A-1 6.625% 7/1/34		325,000	354,458
Texas Private Activity Bond Surface Transportation Senior Note
(LBJ Infrastructure) 7.00% 6/30/40		285,000	312,389
(Mobility Partners) 7.50% 12/31/31		300,000	347,256
			6,746,713
Water & Sewer Revenue Bonds	5.45%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39		300,000	342,030
Florida Water Pollution Control Financing Revenue Series A 5.00% 1/15/25		235,000	266,405
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue
Junior Lien 5.00% 7/1/19 (NATL-RE)		850,000	982,685
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)		1,000,000	1,027,000
Phoenix, Arizona Civic Improvement Water Systems Revenue Junior Lien Series A 5.00% 7/1/39		900,000	969,651
Scottsdale, Arizona Water & Sewer Revenue Refunding 5.00% 7/1/19		400,000	491,036
			4,078,807

Total Municipal Bonds			$ 74,907,950

Total Value of Securities			$ 74,907,950

Total Investments at Cost			$ 71,156,646

§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in "Pro Forma Notes to financial statements."

•Variable rate security. The rate shown is the rate as of September 30, 2010. Interest rates reset periodically.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^ Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation Collateral
FNMA – Federal National Mortgage Association Collateral
GNMA - Government National Mortgage Association Collateral
NATL-RE – Insured by the National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

A No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions.
However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

Delaware Investments National Municipal Income Fund
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of September 30, 2010
(Unaudited)					Delaware Investments
					National Municipal Income Fund
	Delaware Investments	Delaware Investments	Pro Forma		Pro Forma
	Arizona Municipal Income Fund, Inc.	National Municipal Income Fund	Adjustments		Combined
Assets

Investments, at market value	$ 42,653,940	$ 32,254,010	$ -		$ 74,907,950
Cash	-	354,387	(88,389)	A	265,998
Interest receivable	545,801	502,924	-		1,048,725
Total Assets	43,199,741	33,111,321	(88,389)		76,222,673

Liabilities
Cash overdraft	88,389	-	(88,389)	A	-
Payable for securities purchased	400,000	-	-		400,000
Accrued expenses and other liabilities	38,470	29,973	-	A	68,443
Acquisition costs payable	-	-	133,470	A,B	133,470
Total Liabilities	526,859	29,973	45,081		601,913
Total Net Assets	$ 42,672,882	$ 33,081,348	$ (133,470)		$ 75,620,760

Investment at Cost	$ 41,053,486	$ 30,103,160	$ -		$ 71,156,646

Analysis of Net Assets

Accumulated paid in capital	$ 40,651,205	$ 33,208,317	$ -		$ 73,859,522
Undistributed net investment income	380,050	264,758	(133,470)	A,B	511,338
Accumulated net realized gain (loss) on investments	41,173	(2,542,577)	-		(2,501,404)
Unrealized appreciation of investments	1,600,454	2,150,850	-		3,751,304
Total Net Assets	$ 42,672,882	$ 33,081,348	$ (133,470)		$ 75,620,760

Total Net Assets	$ 42,672,882	$ 33,081,348	$ (133,470)		$ 75,620,760

Outstanding Common Shares	2,982,200	2,422,200	143,707		5,548,107

Net asset value per common share:	$ 14.31	$ 13.66			$ 13.63	C

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

AUnder the Plan, Delaware Investments Arizona Municipal Income Fund, Inc. will deliver to Delaware Investments National Municipal Income Fund
at the Closing all of its existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out the Plan, which costs and expenses shall be established on its books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date; and (iii) pay such contingent liabilities as its Board of Trustees/Directors or its officers shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on its books.
BAdjustments reflect the costs of carrying out the Plan, which are estimated to be approximately $222,450, of which $66,735 will be borne by each Fund.
CAs a result of the expenses of the Acquisition borne by each Fund and rounding certain calculations, the net asset value per share of the Acquiring
Fund Common Shares after the Acquisition, as shown in the table above, is $0.03 less than the net asset per share of the Acquiring Fund Common
Shares before the Acquisition. At the Closing, holders of Acquired Fund Common Shares will receive Acquiring Fund Common Shares that will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Common Shares previously held by such shareholders.

Delaware Investments National Municipal Income Fund
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended September 30, 2010
(Unaudited)
					Delaware Investments
	Delaware Investments	Delaware Investments	Pro Forma		National Municipal Income Fund
	Arizona Municipal Income Fund, Inc.	National Municipal Income Fund	Adjustments		Pro Forma Combined

Investment Income
Interest income	$ 1,984,423	$ 1,641,279	$ -		$ 3,625,702
Total investment income	1,984,423	1,641,279	-		3,625,702

Expenses
Management fees	164,588	127,470			292,058
Dividend disbursing and transfer agent fees and expenses	13,608	17,786	(8,143)	A	23,251
Audit and tax	13,022	12,611	(10,950)	A	14,683
Accounting and administration expenses	16,492	12,696			29,188
Reports and statements to shareholders	10,020	9,265			19,285
Registration fees	863	976	(863)	A	976
Legal fees	5,041	4,126	(1,200)	A	7,967
Directors'/Trustees' fees	2,390	1,840			4,230
Insurance fees	1,661	1,265			2,926
Custodian fees	547	512			1,059
Stock exchange fees	2,732	2,124			4,856
Directors'/Trustees' expenses	195	153			348
Consulting fees	599	459			1,058
Dues and services	932	741	(180)	A	1,493
Pricing fees	4,915	6,358	(3,308)	A	7,965
Total expenses	237,605	198,382	(24,644)		411,343

Net Investment Income	1,746,818	1,442,897	24,644		3,214,359

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	176,585	56,804	-		233,389
Change in unrealized appreciation/(depreciation)
of investments	635,329	674,261	-		1,309,590
Net Realized and Unrealized Gain on Investments	811,914	731,065	-		1,542,979

Net Increase in Net Assets Resulting from Operations	$ 2,558,732	$ 2,173,962	$ 24,644		$ 4,757,338

ADecrease to reflect appropriate expense levels by merging the Funds.

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

Delaware Investments National Municipal Income Fund
Pro Forma Notes to Financial Statements
September 30, 2010 (Unaudited)

Delaware Investments National Municipal Income Fund (the “Acquiring Fund”) is organized as a Massachusetts business trust.  The Acquiring Fund is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.  The Acquiring Fund’s shares trade on NYSE Amex Equities, the successor to the American Stock Exchange.

The investment objective of the Acquiring Fund is to provide high current income exempt from federal income tax and state personal income tax, if any, consistent with the preservation of capital.

1.  Basis of Pro forma Presentation
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all the assets of Delaware Investments Arizona Municipal Income Fund, Inc. (the “Target Fund” and, with the Acquiring Fund, the “Funds”) by the Acquiring Fund (such acquisition, the “Transaction”).

Under the terms of the Agreement and Plan of Acquisition relating to the Transaction, the Transaction will be accounted for by a method of accounting for tax-free mergers of investment companies.  The Transaction would be accomplished by an acquisition of substantially all of the assets of the Target Fund in exchange for common shares of the Acquiring Fund of equivalent aggregate net asset value.

The pro forma statement of assets and liabilities and the pro forma portfolio of investments are calculated as if the Transaction had taken place as of September 30, 2010, and the pro forma statement of operations is calculated for the twelve months ended September 30, 2010 as if the Transaction had occurred at the beginning of such period. The holdings of the Target Fund comply with the investment restrictions and guidelines of the Acquiring Fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of each Fund included in its annual report for the year ended March 31, 2010 and its semi-annual report for the period ended September 30, 2010.

Following the Transaction, the Acquiring Fund will be the surviving entity for legal, fund accounting and performance purposes.

2.  Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by each Fund.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees or Directors (each a “Board”, and collectively, the “Boards”). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2007 – March 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and such differences could be material.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Fund’s participation in inverse floater programs where a Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ expenses are recorded on the accrual basis. There were no interest and related expenses for the twelve months ended September 30, 2010.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, at least annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the twelve months ended September 30, 2010.

3.  Additional Valuation Information
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Fund’s own assumptions, based on the best information available under the circumstances, about the assumptions that market participants would use in pricing the asset or liability. An investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair value pricing)

The following table summarizes the valuation of investments by fair value hierarchy levels as of September 30, 2010:

Delaware Investments Arizona Municipal Income Fund, Inc.
Level 2
Municipal Bonds                         $42,653,940
Total                                           $42,653,940

Delaware Investments National Municipal Income Fund
Level 2
Municipal Bonds                         $32,254,010
Total                                           $32,254,010

Delaware Investments National Municipal Income Fund Pro Forma Combining
Level 2
Municipal Bonds                         $74,907,950
Total                                           $74,907,950

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ fiscal year ending March 31, 2011 and interim periods therein.  During the twelve months ended September 30, 2010, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Funds.

4.  Allocation of Transaction Costs
The total costs of the Transaction are estimated to be $222,450.  The costs of the Transaction, including costs of soliciting proxies in connection with the joint shareholder meeting, will be shared 30% by the Target Fund, 30% by the Acquiring Fund, and 40% by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust.

5.  Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays DMC, the Funds’ investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of the Fund.

Delaware Service Company, Inc. (“DSC”), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate of aggregate average daily net assets: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis.

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees.  Certain officers of DMC and DSC are officers and/or Trustees of the Funds.  These officers and Trustees are paid no compensation by the Funds.

6.  Capital Stock
Pursuant to its Declaration of Trust, the Acquiring Fund has been authorized to issue an unlimited amount of $0.01 par value common shares of beneficial interest.  Neither Fund repurchased any shares under the Share Repurchase Program during the twelve months ended September 30, 2010.  Shares issuable under a Fund’s dividend reinvestment plan are purchased by the Funds’ transfer agent, BNY Mellon Shareowner Services, in the open market.

For the twelve months ended September 30, 2010, neither Fund had any transactions in common shares.

7.  Redemption of Preferred Shares
On October 7, 2008, the Boards approved a plan to redeem all outstanding preferred shares issued by the Funds. At the time, the market was experiencing volatility, which resulted in significantly higher rates on the preferred shares.  Management recommended the redemption of the Funds’ preferred shares because of the increasing difficulty for the Funds to invest the assets attributable to the preferred shares in securities that provided a rate of return in excess of the dividend rates payable on the preferred shares.  These higher costs, in conjunction with market conditions at that time, could cause a Fund to realize an overall lower rate of return than if the Fund were not leveraged. The Boards may consider adding some form of leverage to a Fund in the future if warranted by economic conditions at that time.

Prior to the redemption of the preferred shares, each Fund had a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends. The effective dates and redemption values are as follows:

Delaware Investments Arizona Municipal Income Fund, Inc.
Effective 10/24/08                                                                            Shares Redeemed                       Total
Series A                                                                                                                250                     $ 12,512,197.50
Series B                                                                                                                250                        12,512,197.50
Total                                                                                                                     500                     $ 25,024,395.00

Delaware Investments National Municipal Income Fund
Effective 10/24/08
Series A                                                                                                              200                      $ 10,009,758.00
Series B                                                                                                              200                          10,009,758.00
Total                                                                                                                   400                       $ 20,019,516.00

In connection with these transactions, each Fund liquidated a corresponding amount of its investments to fund the redemptions.

8.  Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Inverse Floaters — Each Fund may participate in inverse floater programs where a fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by a Fund are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. A Fund typically uses inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. A Fund may also invest in inverse floaters to add additional income to the Fund or to adjust the Fund’s exposure to a specific segment of the yield curve. At September 30, 2010, the Funds held no investments in inverse floaters.

9.  Credit and Market Risk
Each Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, as applicable and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held by a Fund. At September 30, 2010, the percentage of the Acquiring Fund’s total investments insured by insurers was 36%; these securities are identified in the pro forma portfolio of investments.

Each Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair a Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of a Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2010, the Funds held no Rule 144A securities and no securities that were determined to be illiquid under their Liquidity Procedures.

10.  Contractual Obligations
Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11.  Investments in Municipal Securities Issued by the State of Florida
On September 13, 2007, shareholders of the Acquiring Fund approved (1) the elimination of the Fund’s fundamental investment policy that required the Fund to invest primarily in insured municipal securities issued by the State of Florida and (2) the adoption of a new fundamental investment policy permitting the Fund to invest in un-insured municipal securities issued by states other than Florida. The Fund’s portfolio managers began to transition the Fund’s portfolio to include un-insured municipal bonds issued by other states and territories on October 15, 2007. As of September 30, 2010, municipal bonds issued by the state of Florida constitute approximately 10% of the Fund’s total investments. These investments could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds.

PART C

OTHER INFORMATION

Item 15.                      Indemnification.

Pursuant to the Registrant’s Declaration of Trust, every person who is, or has been, a Trustee, officer, employee or agent of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees or agents or another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) shall generally, subject to certain conditions, be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                      Exhibits.

The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A indicated below, except as noted:

(1)	Copies of the charter of the Registrant as now in effect;

(a)	Restated and Amended Declaration of Trust dated February 14, 1993 is filed herewith as Exhibit No. Ex-99(1)(a).

(b)	Amendment to Restated and Amended Declaration of Trust, dated November 26, 2001 is filed herewith as Exhibit No. Ex-99(1)(b).

(c)	Amendment to Restated and Amended Declaration of Trust, dated June 22, 2004 is filed herewith as Exhibit No. Ex-99(1)(c).

(d)	Amendment to Restated and Amended Declaration of Trust, dated December 8, 2004 is filed herewith as Exhibit No. Ex-99(1)(d).

(e)	Amendment to Restated and Amended Declaration of Trust, dated October 11, 2007 is filed herewith as Exhibit No. Ex-99(1)(c).

(2)	Copies of the existing bylaws or corresponding instrument of the Registrant;

(a)	Amended and Restated Bylaws dated October 15, 2007 is filed herewith as Exhibit No. Ex-99(2)(a).

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;

Not Applicable.

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(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a)	Form of Agreement and Plan of Acquisition is filed herewith as Exhibit A to the Proxy Statement/Prospectus contained in Part A of this Registration Statement.

(5)
Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

(a)	Articles IV and IX of the Restated and Amended Declaration of Trust.

(b)	Articles II, VIII and IX of the Amended and Restated Bylaws.

(6)	Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(a)
Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to the Registrant’s Form NSAR-B filed on May 28, 2010.

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

Not applicable.

(8)
Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not applicable.

(9)
Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act") for securities and similar investments of the Registrant, including the schedule of remuneration;

(a)
Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 to the Delaware Group® Tax-Free Fund’s registration statement filed December 29, 2008.

(10)
Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by the Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

Not applicable.

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

(a)	Opinion of Counsel is filed herewith as Exhibit No. Ex-99(11)(a).

(12)
An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(a)	Tax Opinion to be filed by post-effective amendment.

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(13)           Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

(a)
Executed Fund Accounting and Financial Administration Services Agreement (October 1, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 to the Delaware Group® Tax-Free Fund’s registration statement filed December 28, 2007.

(b)
Executed Fund Accounting and Financial Administration Oversight Agreement (January 4, 2010) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 40 to the Delaware Group® Tax-Free Fund’s registration statement filed October 29, 2010.

(i)
Amendment No. 1 (April 26, 2010) to Schedule A to the Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 40 to the Delaware Group® Tax-Free Fund’s registration statement filed October 29, 2010.

(14)	Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

(a)	Consent of Ernst & Young LLP is filed herewith as Exhibit No. Ex-99(14)(a).

(b)	Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit No. Ex-99(14)(b).

(15)	All financial statements omitted pursuant to Item 14(a)(1);

Not applicable.

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(a)	Powers of Attorney dated February 23, 2011 is filed herewith as Exhibit No. Ex-99(16)(a).

(17)	Any additional exhibits which the Registrant may wish to file.

(a)	Transfer Agent Services Agreement (December 8, 2000) between Mellon Investor Services LLC and the Registrant is filed herewith as Exhibit No. Ex-99(17)(a).

Item 17.                      Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinions and consents of counsel regarding the tax consequences of the proposed reorganizations required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinions.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement has been signed on behalf of the Registrant in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 2nd day of March, 2011.

Delaware Investments National Municipal Income Fund

By:           /s/ Patrick P. Coyne
Patrick P. Coyne
Chairman/President/Chief Executive Officer

As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities and the date(s) indicated.

Signature	Title	Date

/s/ Patrick P. Coyne	Chairman/President/Chief Executive Officer	March 2, 2011
Patrick P. Coyne	(Principal Executive Officer) and Trustee

/s/ Thomas L. Bennett *	Trustee	March 2, 2011
Thomas L. Bennett

/s/ John A. Fry *	Trustee	March 2, 2011
John A. Fry

/s/ Anthony D. Knerr *	Trustee	March 2, 2011
Anthony D. Knerr

/s/ Lucinda S. Landreth *	Trustee	March 2, 2011
Lucinda S. Landreth

/s/ Ann R. Leven *	Trustee	March 2, 2011
Ann R. Leven

/s/ Thomas F. Madison *	Trustee	March 2, 2011
Thomas F. Madison

/s/ Janet L. Yeomans *	Trustee	March 2, 2011
Janet L. Yeomans

/s/ J. Richard Zecher *	Trustee	March 2, 2011
J. Richard Zecher

/s/ Richard Salus *	Senior Vice President/Chief Financial Officer	March 2, 2011
Richard Salus	(Principal Financial Officer)

*By:	/s/ Patrick P. Coyne Patrick P. Coyne as Attorney-in-Fact for each of the persons indicated (Pursuant to Powers of Attorney filed herewith)

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EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT
(1)(a)	Restated and Amended Declaration of Trust dated February 14, 1993
(1)(b)	Amendment to Restated and Amended Declaration of Trust, dated November 26, 2001
(1)(c)	Amendment to Restated and Amended Declaration of Trust, dated June 22, 2004
(1)(d)	Amendment to Restated and Amended Declaration of Trust, dated December 8, 2004
(1)(e)	Amendment to Restated and Amended Declaration of Trust, dated October 11, 2007
(2)(a)	Amended and Restated Bylaws dated October 15, 2007
(11)(a)	Opinion of Counsel
(14)(a)	Consent of Ernst & Young LLP
(14)(b)	Consent of PricewaterhouseCoopers LLP
(16)(a)	Powers of Attorney dated February 23, 2011
(17)(a)	Transfer Agent Services Agreement (December 8, 2000) between Mellon Investor Services LLC and the Registrant

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